Exhibit 10.8

Confidential	Subscription Agreement

Morgan Stanley Direct Lending Fund

Shares of common stock, par value $0.001 per share

Subscription Booklet

If you decide not to participate in this offering, please return this Subscription Booklet and the Confidential Private Placement Memorandum (together with all amendments thereof and supplements thereto) received in connection with this offering to the placement agent or distributor from which you received these materials.

If you are an employee, affiliate, or director of Morgan Stanley or any affiliate of Morgan Stanley, or a spouse, a minor child, or a child residing in the same residence as such an employee or director, please notify the contact listed in Section 4 in the General Instructions below.

Table of Contents

Checklist and Required Documentation For Subscription Documents

Please check the list below prior to submitting the subscription documents to be sure that all required documents have been completed and executed.

TO BE READ and COMPLETED BY ALL SUBSCRIBERS (unless otherwise indicated)

Please note: The Subscriber Questionnaire starts on Page S-1

Document		Page
☐ General Instructions		Page iii
☐ Notice and Glossary of U.S. Statutes Referenced in this Subscription Booklet		Pages v through vi
☐ Subscription Agreement		Pages 7 through 27
☐ Subscriber Questionnaire		Page S-1
☐ — Section A:	General Information	Pages S-2 through S-9
☐ — Section B: Subscriber Qualification and Consent to Electronic Delivery of Periodic Reporting and/or Tax Information		Pages S-10 through S-17
☐ — Section C:	Supplemental Information for Individuals (Natural Persons only)(1)	Pages S-18 through S-19
☐ — Section D:	Supplemental Information for Entities (Entities only)(2)	Pages S-20 through S-25
☐ — Section E:	Subscriber Signature Page	Pages S-26 through S-28
☐ Form of Company Acceptance of Subscription		Page S-29
☐ Appendix 1:	Internal Revenue Service Forms W-9 and W-8BEN	App 1-1
☐ Appendix 2: Politically Exposed Persons (“PEP”) Questionnaire and Investor Anti-Money Laundering Documentation Supplement		App 2-1
☐ Appendix 3 -	Beneficial Owner(s) (10% or More) and Key Controller Certification	App 3-1
☐ Annex 1:	Definitions	Annex 1-1
☐ Annex 2:	Non-U.S. Subscriber Representations	Annex 2-1
☐ Annex 3:	European Economic Area Subscriber Representations	Annex 3-1
☐ Annex 4:	Transfer Restrictions	Annex 4-1
☐ Annex 5:	U.S. Customer Privacy Notice	Annex 5-1

(1)    To be completed by, or on behalf of, a Subscriber who is a natural person subscribing in his/her own name, including if the shares are being purchased for the account of a natural person with the assets of an IRA, 401(k) account or Keogh Plan.

(2)    To be completed by, or on behalf of, a Subscriber that is a corporation, partnership, limited liability company, trust or other association or entity, including an individual retirement account (“IRA”), 401(k) account or Keogh Plan subscribing in its own name, but not including cases where a natural person is subscribing in his/her own name using the assets of an IRA, 401(k) account or Keogh Plan.

General Instructions

1.                                      Contents and Purpose

This Subscription Booklet relates to the offering of shares of common stock, par value $0.001 per share (the “Shares”), of Morgan Stanley Direct Lending Fund, a Delaware Corporation (including Morgan Stanley Direct Lending Fund LLC prior to the BDC Conversion (as defined below), the “Company”).

The Company is the corporate successor to Morgan Stanley Direct Lending Fund LLC, which was formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act on May 30, 2019. On or prior to the Initial Closing (as defined below), Morgan Stanley Direct Lending Fund LLC will convert from a Delaware limited liability company into a Delaware corporation pursuant to the Delaware General Corporation Law (the “BDC Conversion”). MS Capital Partners Adviser Inc. is the investment adviser of the Company (in such capacity, the “Adviser”), and MS Administrative Services LLC is the administrator of the Company (in such capacity, the “Administrator”).

This Subscription Booklet contains all the materials that a Subscriber needs to tender a subscription to the Company. For a full list of documents, please see the Table of Contents on Page ii.

For purposes of this Subscription Booklet, the “Subscriber” is the person or entity for whose account the Shares are being purchased. Another person or entity with investment authority may execute the subscription documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. Each Subscriber must be an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Subscribers will be required to make a minimum capital commitment of $5,000,000; provided, that the Company reserves the right to accept capital commitments in lower amounts or decline to accept particular capital commitments, in its sole discretion.

2.                                      Instructions

Prior to completing this Subscription Booklet, prospective investors should read the Confidential Private Placement Memorandum of the Company, as amended, modified, or otherwise supplemented from time to time (the “Memorandum”), together with reports the Company may file under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each Subscriber should then do the following:

2.1.                            General Subscription Matters — Required Documentation & Signatories

•            Attach any required documentation as set forth on Appendix 2 hereof.

•            Read the Subscription Agreement, and, in particular, carefully review the representations, warranties and covenants contained therein.

•            Complete the Subscriber Questionnaire.

•            Complete and sign the Subscriber Signature Page (Section E)

•            Complete the Affirmative Indication of Independent Judgment (Section B)

•            Complete Appendices 2 and 3, as applicable.

2.2.                            Tax Matters

•                  Read the instructions to the applicable Internal Revenue Service Tax Forms, which are attached in Appendix 1 hereto. The relevant IRS Forms and their instructions can also be accessed on the IRS website at http://www.irs.gov.

•            If the Subscriber is a “United States person” for U.S. federal income tax purposes (e.g., a U.S. citizen or a U.S. resident), please complete and execute Form W-9 in accordance with the instructions accompanying the form.

•            If the Subscriber is not a “United States person” for U.S. federal income tax purposes (e.g., a nonresident alien), please complete and execute Form W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable. If the Subscriber is claiming benefits under an income tax treaty, please provide a U.S. taxpayer identification number on Form W-8BEN or Form W-8BEN-E, as applicable.

•            Please note that if the W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable, does not contain such U.S. taxpayer identification number or is otherwise missing information or has been incorrectly filled out, the income tax treaty benefits claimed will not be applied. Instead the Company will withhold at full U.S. tax rates.

3.                                      Circumstances in Which Each Beneficial Owner of an Entity Must Also Complete a Subscriber Questionnaire

Each of the beneficial owners of an entity Subscriber (in addition to the entity Subscriber itself) must also complete the Subscriber Questionnaire and sign the Subscriber Signature Page if any of the following circumstances apply:

•            the entity was formed for the purpose of purchasing the Shares;

•            the entity’s Requested Capital Commitment to the Company (as set forth on the entity’s signature page to the Subscription Agreement) constitutes 25% or more of the entity’s total assets or committed capital; or

•            the entity is participant-directed (as described in Section A of the Subscriber Questionnaire).

If any of these circumstances apply, please attach as exhibits to this Subscription Booklet a Subscriber Questionnaire for each beneficial owner of the entity.

4.                                      Submission of Documents and Questions:

If you have questions regarding the completion of this Subscription Booklet, the questions should be directed to:

Morgan Stanley Direct Lending Fund Contact

E-mail: msbdc@morganstanley.com

Notice

Subscribers will be required to make a minimum capital commitment of $5,000,000; provided, that the Company reserves the right to accept capital commitments in lower amounts or decline to accept particular capital commitments, in its sole discretion. No Subscriber, however, should anticipate that the Company will grant any waiver with respect to the minimum capital commitment requirement.

Following its conversion to be a Delaware corporation, the Company will elect to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is not registered as an “investment company” under the Investment Company Act.

THE SHARES OF COMMON STOCK REFERRED TO IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES ARE BEING OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(A)(2) OF THE 1933 ACT AND/OR PURSUANT TO REGULATION D, RULE 506, THEREUNDER. NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED ON ANY ASPECT OF THE OFFERING OF SUCH SHARES, AND ANY REPRESENTATION TO THE CONTRARY IS ILLEGAL.

A PURCHASER OF SHARES SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SHARES UNDER THE 1933 ACT OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.

TO HELP THE U.S. GOVERNMENT AND OTHER GOVERNMENTS FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, U.S. FEDERAL LAW AND APPLICABLE LAW OF OTHER JURISDICTIONS MAY NOW OR IN THE FUTURE REQUIRE THE COMPANY TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH SUBSCRIBER. WHAT THIS MEANS FOR THE SUBSCRIBER: WHEN THE SUBSCRIBER SUBSCRIBES FOR SHARES, THE COMPANY WILL ASK FOR THE SUBSCRIBER’S NAME, ADDRESS AND DATE OF BIRTH (IN THE CASE OF NATURAL PERSONS), COPIES OF FORMATION DOCUMENTS (IN THE CASE OF ENTITIES) AND OTHER IDENTIFYING INFORMATION RELATED TO THE SUBSCRIBER (WHICH, IN THE CASE OF ENTITIES, MAY INCLUDE INFORMATION RELATED TO THE SUBSCRIBER’S BENEFICIAL OWNERS AND CONTROLLING PERSONS). THE COMPANY MAY ALSO ASK TO SEE THE SUBSCRIBER’S DRIVERS LICENSE (IN THE CASE OF NATURAL PERSONS) OR OTHER DOCUMENTS THAT PROVIDE VERIFICATION OF SUCH IDENTIFYING INFORMATION.

MORGAN STANLEY DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The term “dollar” and the symbol “$,” whenever used in this Subscription Booklet, shall mean the United States dollar.

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Glossary of U.S. Statutes Referenced In This Subscription Booklet

Abbreviation	Statute
1933 Act	U.S. Securities Act of 1933, as amended
1934 Act	U.S. Securities Exchange Act of 1934, as amended
Advisers Act	U.S. Investment Advisers Act of 1940, as amended
Code	U.S. Internal Revenue Code of 1986, as amended
Commodity Exchange Act	U.S. Commodity Exchange Act, as amended
ERISA	U.S. Employee Retirement Income Security Act of 1974, as amended
FATCA	Foreign Account Tax Compliance provisions of the U.S. Internal Revenue Code of 1986, as amended
Investment Company Act	U.S. Investment Company Act of 1940, as amended
Small Business Act	U.S. Small Business Investment Act of 1958, as amended

Subscription Agreement (All Subscribers)

The undersigned (the “Subscriber”) and Morgan Stanley Direct Lending Fund (including the predecessor to such entity, the “Company”) hereby agree as set forth below.

1.                                      Sale and Purchase of Shares. Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of the respective parties contained herein, (a) the Company agrees to sell to the Subscriber and, to the fullest extent permitted by applicable law, the Subscriber irrevocably subscribes for and agrees to purchase from the Company shares of common stock, par value $0.001, of the Company (the “Shares”), and upon the terms and conditions, and in consideration for the Subscriber’s agreement to be bound by the terms and provisions, of this Subscription Agreement, with a capital commitment to the Company in the amount (the Subscriber’s “Capital Commitment”) equal to the amount set forth in the confirmation of the Company’s acceptance of the Subscriber’s subscription, in substantially the form attached hereto and provided to the Subscriber (the “Company Acceptance”), which amount shall not exceed the amount of the Subscriber’s requested capital commitment set forth on the Subscriber’s signature page hereto (the “Requested Capital Commitment”).

The Company reserves the right, in its sole discretion (for any reason or for no reason), to reject this or any other subscription, in whole or in part, in any order and at any time prior to the Closing. Subject to the terms and conditions hereof, the Subscriber’s obligation to subscribe and pay for the Shares shall be unconditional, complete and binding upon the acceptance by the Company of this Subscription Agreement. However, the Subscriber’s Capital Commitment shall be payable in installments. If this subscription is rejected in full, or in the event the closing applicable to the Subscriber does not occur (in which event this subscription shall be deemed to be rejected), this Subscription Agreement shall thereafter have no force or effect.

In the event that the Subscriber is permitted by the Company to make an additional capital commitment to purchase Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into an addendum to this Subscription Agreement covering such additional capital commitment.

The Company’s registration statement on Form 10 (the “Registration Statement”) for the registration of its Shares with the U.S. Securities and Exchange Commission (the “SEC”) under the 1934 Act that is filed prior to the BDC Conversion is not the offering document pursuant to which the Company is conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained in the Confidential Private Placement Memorandum of the Company, as amended, modified or otherwise supplemented from time to time, including any addenda thereto (the “Memorandum”), together with reports the Company may file under the 1934 Act from time to time, in making its investment decisions.

The Subscriber agrees to be bound by all the terms and provisions of the Memorandum, the Company’s Certificate of Incorporation, substantially in the form attached as Exhibit 3.1 to the Registration Statement, and the Company’s Bylaws, substantially in the form attached as Exhibit 3.2 to the Registration Statement.

2.                                      Other Subscription Agreements. The Company has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other purchasers (the “Other Subscribers”), providing for the sale to the Other Subscribers of Shares at the Closing or at other Closings. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Subscriber and the Other Subscribers are separate sales.

3.                                      Closing. The closing of the subscription for and commitment to purchase by the Subscriber of the Shares as provided for in Section 1 (the “Closing”) shall take place at the offices of MS Capital Partners Adviser Inc. (the “Adviser”), 1585 Broadway, New York, NY 10036 on the date that this Subscription Agreement

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(having been also signed by the Subscriber) has been accepted by the Company (the date of such acceptance, which shall be indicated on the Company Acceptance provided to the Subscriber, being hereinafter referred to as the “Closing Date”). On the date of the receipt of the Subscriber’s first Drawdown Purchase (as defined below), assuming the Closing has taken place, the Subscriber shall be registered as a stockholder of the Company (a “Stockholder”).

4.                                      Drawdowns.

4.1.                            Subject to Section 1, the Subscriber agrees to purchase Shares for an aggregate purchase price equal to its Capital Commitment, payable at such times and in such amounts as required by the Company. The Subscriber shall be required to fund a capital contribution to purchase Shares (a “Drawdown Purchase”) each time the Company delivers a notice (the “Drawdown Notice”) to the Subscriber. Drawdown Notices shall be delivered at least eight Business Days prior to the date on which payment will be due (each, a “Drawdown Date”) and shall set forth the amount, in U.S. dollars, of the aggregate purchase price (the “Drawdown Purchase Price”) to be paid by the Subscriber to purchase Shares on such Drawdown Date. Each purchase of Shares pursuant to a Drawdown Notice will be made at a per Share price, as determined by the board of directors of the Company (the “Board”) or an appropriately designated committee of the Board on the Drawdown Date, which price will be determined prior to the issuance of such Shares and in accordance with the limitations under Section 23 of the Investment Company Act. The Board may set the per-share price above the net asset value per Share (the “NAV per Share”) based on a variety of factors, including the total amount of the Company’s organizational and other expenses. No Subscriber shall be required to invest more than the total amount of its Capital Commitment. “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

4.2.                            Each Drawdown Purchase Price shall be payable in U.S. dollars and in immediately available funds per the wire transfer instructions set forth in such Drawdown Notice. In addition to the wire transfer instructions, each Drawdown Notice shall set forth (i) the Drawdown Date, (ii) the aggregate amount of capital that is being drawn down from all subscribers and (iii) the Subscriber’s share of capital drawn. The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s irrevocable and unconditional obligation to pay such Drawdown Purchase Price in the amount set forth therein, without any right of offset, reduction, counterclaim or defense.

4.3.                            On the Drawdown Date, the Company shall issue to the Subscriber a number of Shares equal to the amount of the Drawdown Purchase Price funded by the Subscriber on the applicable Drawdown Date divided by the per share price determined by the Board or an appropriately designated committee. For the avoidance of doubt, the Company shall not issue Shares for any portion of the Subscriber’s Capital Commitment that has not been paid to the Company and used to purchase Shares pursuant to one or more Drawdown Notices (the “Undrawn Commitment”).

4.4.                            The Company may draw down Capital Commitments to make investments at any time during the period from the initial closing of the Company’s private placement (the “Initial Closing”) through the third anniversary of the Initial Closing unless such investment period is earlier terminated as a result of a Key Person Event (as defined below). The investment period, unless terminated as a result of a Key Person Event, may be extended pursuant to the Adviser’s recommendation with the approval of the Board for one additional one-year period (such period, including any extension, the “Investment Period”). After termination of the Investment Period, the Company may draw down Capital Commitments to the extent necessary to (i) pay the Company’s expenses, including management fees, any amounts that may become due under any borrowings or other financings or similar obligations, any indemnity obligations and any other liabilities, contingent

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or otherwise, and/or (ii) complete investments or obligations (including guarantees) in any transactions for which the Company has entered into a letter of intent, memorandum of understanding, written bid letter, written agreement in principle, or binding written agreement as of the end of the Investment Period (including investments that are funded in phases). For the avoidance of doubt, the termination of the Investment Period does not signify the commencement of the wind down of the Company or result in any obligation of the Company to return investors’ capital.

A “Key Person Event” will occur if, during the Investment Period, either (i) none of the Tier 1 Key Persons (as defined below) or (ii) fewer than three Key Persons (as defined below) (at least one of which is a Tier 1 Key Person) are actively involved in and devoting sufficient time to the business and affairs of the Company as deemed reasonably necessary by the Adviser. Upon the occurrence of a Key Person Event, the Company shall promptly send written notice of the Key Person Event to the Stockholders. If prior to or during the forty-five (45) day period following the sending of such written notice (the “Notice Period”), the Key Persons (who are the subject of such Key Person Event) have not been replaced by the Adviser with a Qualified Replacement (as defined below), the Company shall convene a meeting of the Company’s independent directors to be held no later than thirty (30) days following the expiration of the Notice Period for the purpose of determining whether the Investment Period shall be continued (the “Key Person Meeting”).

A “Key Person” is defined as each Tier 1 Key Person, Henry “Hank” D’Alessandro, Ashwin Krishnan and Thomas Bergen and each of their respective Qualified Replacements (if any). A “Tier 1 Key Person” is defined as each of David N. Miller, Jeffrey S. Levin and Jeffrey Day and each of their respective Qualified Replacements (if any). A “Qualified Replacement” is defined as a senior investment professional selected by the Adviser and approved by either (i) a majority of the independent directors of the Company or (ii) the holders of a majority of the outstanding Shares.

If a majority of the independent directors vote in favor of the proposal to continue the Investment Period, the Investment Period shall be continued and the Stockholders will be obligated to fund capital contributions as if a Key Person Event had never occurred. Otherwise, the Investment Period shall be deemed to have terminated as of the date of the Key Person Meeting. For the avoidance of doubt, upon termination of the Investment Period as a result of a Key Person Event, the Company may continue to draw down Capital Commitments to the extent set forth above in this Section 4.4.

Notwithstanding the foregoing, upon the closing of an Exchange Listing (as defined below), the Subscriber will be released from any further obligation to purchase additional Shares with respect to a Capital Commitment. An “Exchange Listing” is defined as a quotation or listing of the Company’s Shares on a national securities exchange, including an initial public offering.

4.5.                            The Company currently intends to conduct additional offerings of Shares after the Initial Closing. In the event that the Company enters into a Subscription Agreement with one or more subscribers after the initial Drawdown Date, each such subscriber shall make purchases of Shares (each, a “Catch-up Purchase”) on one or more dates as determined by the Company. The aggregate purchase price of the Catch-Up Purchases shall be equal to the amount necessary to ensure that, upon payment of the aggregate purchase price of the Catch-Up Purchases, such subscriber will have contributed the same percentage of its Capital Commitment to the Company as all subscribers whose Capital Commitments were accepted at previous Closings. Catch-up Purchases will be made at a per-share price as determined by the Board (including any committee thereof), which price will be determined prior to the issuance of Shares and in accordance with the limitations under Section 23 of the Investment Company Act. Subscribers that enter a

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Subscription Agreement after the initial Drawdown Date may be required to pay a price per share above NAV reflecting a variety of factors, including, without limitation, the total amount of the Company’s organizational and other expenses.

4.6.                            The Subscriber acknowledges and agrees that the Company intends to request capital contributions from all subscribers with an Undrawn Commitment pro rata in accordance with the Capital Commitments of all subscribers with Undrawn Commitments; provided that the Company shall retain the right to require the Subscriber (i) to fund a Drawdown Purchase Price that is more or less than its pro rata share or (ii) to fund a Drawdown Purchase Price (but not require Other Subscribers to do so), in either case, in the sole discretion of the Company, including if it is necessary or appropriate, as determined by the Company in its sole discretion, to avoid a violation of, or noncompliance with, any law or regulation to which Subscriber, the Company, the Adviser, any Other Subscriber or a portfolio company of the Company would be subject, or for other regulatory reasons. The Subscriber acknowledges and agrees that the Company may, if determined by the Company in its sole discretion, from time to time require capital contributions from Other Subscribers and not the Subscriber, including (i) for Catch-up Purchases, (ii) if, in the sole discretion of the Company, there is a substantial likelihood that the Subscriber’s capital contribution at such time would result in a violation of, or noncompliance with, any law or regulation to which such Subscriber, the Company, the Adviser, any Other Subscriber or a portfolio company of the Company would be subject, and (iii) in order to avoid any of the Default Remedy Limitations. Accordingly, Drawdown Notices may be issued only to selected subscribers (including or excluding the Subscriber) from time to time and require a purchase of Shares by such investors in amounts determined by the Company in its sole discretion.

5.                                      Pledging.

5.1.                            Without limiting the generality of the foregoing, the Subscriber specifically agrees and consents that the Company may, at any time, without further notice to or consent from the Subscriber (except to the extent otherwise provided in this Subscription Agreement), grant security over and, in connection therewith, transfer its right to draw down Capital Commitments from the Subscriber pursuant to Section 4, and the Company’s right to receive the Drawdown Purchase Price (and any related rights of the Company), to lenders or other creditors or holders of other obligations or guarantees of the Company, in connection with any indebtedness, guarantee or surety of the Company (such right of the Company with respect to the Subscriber and Other Subscribers, collectively, the “Assigned Rights”); provided that, for the avoidance of doubt, any such grantee’s right to draw down capital shall be subject to the limitations on the Company’s right to draw down capital pursuant to Section 4; provided, further, that, for the avoidance of doubt, the Company may exclude from such Assigned Rights all or a portion of the Assigned Rights of any Subscribers that are officers or directors of the Company and certain other persons, to the extent restricted under, or considered by the Board to be necessary or desirable to facilitate compliance with, applicable laws or regulations, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Investment Company Act and the Sarbanes-Oxley Act of 2002, as amended.

5.2.                            In furtherance of Section 5.1 and without limiting the generality of the foregoing, the Subscriber specifically agrees and consents that the Company may, in each case subject to such other conditions as the Company may reasonably determine, (i) authorize any lender or other creditors or holders of other obligations or guarantees of the Company, including any agent or trustee acting on their behalf, as agent and on behalf of the Company, or in such other capacity as the Company may specify (A) to exercise from time to time Assigned Rights, (B) to issue Drawdown Notices and to require all or any portion of Subscriber’s Undrawn Commitment to be contributed to the Company for purposes of paying such funds to a lender or other creditor or holders of other obligations or guarantees, including by payment to an account or accounts pledged to a lender, a

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creditor or such holder, (C) to exercise any right or remedy of the Company under this Subscription Agreement in respect of any Assigned Rights or in respect of any Drawdown Notice, capital contributions or Undrawn Commitment, and (D) to enforce obligations of the Subscriber and the Other Subscribers under their respective Subscription Agreements, and (ii) take any other action the Company reasonably determines to be necessary for the purpose of providing such Assigned Rights (collectively, clauses (i) and (ii), the “Lender Powers”); provided that any exercise of such Lender Powers with respect to Subscriber shall be made in accordance with this Subscription Agreement. In addition, the Company is hereby authorized to provide to or receive from any lender or other creditors or holders of other obligations or guarantees, including any agent or trustee acting on their behalf, financial information related to the Subscriber and other documentation reasonably and customarily required to incur or assume such indebtedness, subject to applicable law and in connection therewith, each Subscriber hereby agrees to cooperate with the Company with respect to the provision of such information and documentation.

5.3.                            To facilitate the Company’s ability to incur and maintain borrowings or other financings or similar obligations and to otherwise make available Assigned Rights and/or the right to exercise any Lender Power for such borrowings or other financings or similar obligations, the Subscriber acknowledges and agrees that: (i) in the event of a failure by Subscriber or any Other Subscriber to pay all or any portion of the purchase price due from Subscriber or such Other Subscriber, as applicable, on any Drawdown Date, in addition to the Lender Powers, the related creditor or lender may issue additional Drawdown Notices in order to make up any deficiency caused by the failure to fund the Drawdown Purchase Price and Subscriber’s ownership in the Company may be diluted as a result, provided that, for the avoidance of doubt, Subscriber shall not be required to fund more than its Undrawn Commitments, (ii) its obligation to fund Drawdown Notices pursuant to Section 4 is irrevocable, and shall be without setoff, counterclaim or defense, including any defense under Section 365(c) of the U.S. Bankruptcy Code, and (iii) it has received full and adequate consideration on the date hereof for its subscription for the Shares, and any defense of non-consideration or similar defenses for its subscription are hereby irrevocably waived, whether in bankruptcy, insolvency, receivership or similar proceedings or otherwise, including any failure or inability of the Company to issue Shares or for any such Shares to have positive value.

5.4.                            Notwithstanding anything herein to the contrary, any lender or other person granted a lien with respect to any of the Assigned Rights and/or the right to exercise any Lender Power shall be intended beneficiary of this Subscription Agreement and shall be entitled to enforce the provisions of this Section 5.

6.                                      Dividends; Dividend Reinvestment Plan. As described more fully in the Memorandum, the Company generally intends to distribute on a quarterly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Company will not have to pay corporate-level income tax, subject to the discretion of the Board. The Company has adopted a dividend reinvestment plan (as it may be amended, the “Dividend Reinvestment Plan”), pursuant to which Stockholders who elect to “opt in” will have their cash dividends or distributions automatically reinvested in additional Shares, rather than receiving cash. Stockholders who do not make such an election will receive their distributions in cash. The Subscriber may “opt in” to the Dividend Reinvestment Plan in the Subscriber Questionnaire attached hereto. A Stockholder may also elect to “opt in” to the Dividend Reinvestment Plan or change their election by notifying the plan administrator and the Company’s transfer agent and registrar in writing so that such notice is received by the plan administrator no later than 10 calendar days prior to the record date for distributions to stockholders. The Subscriber acknowledges and agrees that any distributions received by the Subscriber or reinvested by the Company on the Subscriber’s behalf pursuant to the Dividend Reinvestment Plan shall have no effect on the amount of the Subscriber’s Undrawn Commitment.

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7.                                      Remedies Upon Drawdown Purchase Price Default. In the event that the Subscriber fails to pay all or any portion of the Drawdown Purchase Price due from the Subscriber on any Drawdown Date (such amount, together with the amount of the Subscriber’s Undrawn Commitment, a “Defaulted Commitment”) and such default remains uncured for a period of ten Business Days, then the Company shall be permitted to declare the Subscriber to be in default on its obligations under this Subscription Agreement (in such capacity, a “Defaulting Subscriber” and, collectively with any Other Subscribers declared to be in default, the “Defaulting Stockholders”) and shall be permitted to pursue one or any combination of the following remedies:

7.1.                            Participation in Future Drawdowns. The Company may prohibit the Defaulting Subscriber from purchasing additional Shares on any future Drawdown Date.

7.2.                            Forfeiture of Shares. 50% of the Shares then held by the Defaulting Subscriber may be automatically forfeited and transferred on the books of the Company to the Other Subscribers (other than any other Defaulting Stockholders), pro rata in accordance with their respective number of Shares held; provided that no Shares shall be transferred to any Other Subscriber pursuant to this Section 7.2 in the event that such transfer would (i) violate the 1933 Act, the Investment Company Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or such transfer, (ii) constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code, or (iii) cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code (the “Default Remedy Limitations”) (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any Other Subscriber from receiving a partial allocation of its pro rata portion of Shares); and provided, further, that any Shares that have not been transferred to one or more Other Subscribers pursuant to the previous proviso shall be allocated among the participating Other Subscribers pro rata in accordance with their respective number of Shares held. The mechanism described in this Section 7.2 is intended to operate as a liquidated damage provision since the damage to the Company and the Other Subscribers resulting from a default by the Defaulting Subscriber is both significant and not easily susceptible to precise quantification. By entry into this Subscription Agreement, the Subscriber agrees to this Section 7.2 and acknowledges that the automatic transfer of one-third of its Shares constitutes a reasonable liquidated damages remedy for any default of the Subscriber’s obligations to fund a Drawdown Purchase Price.

7.3.                            Inability to Vote. To the maximum extent permitted by applicable law, the Defaulting Subscriber hereby makes, constitutes and appoints the Company with full power of substitution, its true and lawful proxy to exercise all voting and other rights of such Defaulting Subscriber with respect to the Shares, at every annual, special or adjourned meeting of the Stockholders of the Company and in every written consent in lieu of such meeting in exact proportion to the votes or consents cast by Stockholders other than Defaulting Stockholders or, in the absence of any such Stockholders, in the discretion of the proxy.

7.4.                            Other Remedies. The Company may pursue any other remedies against the Defaulting Subscriber available to the Company at law or in equity. No course of dealing between the Company and any Defaulting Stockholder and no delay in exercising any right, power or remedy conferred in this Section 7 or now or hereafter existing at law or in equity or otherwise shall operate as a waiver or otherwise prejudice any such right, power or remedy. In addition to the foregoing, the Company may in its discretion institute a lawsuit against the Defaulting Subscriber for specific performance of its obligation to pay any Drawdown Purchase Price and any other payments to be made by the Defaulting Subscriber pursuant to this Subscription Agreement and to collect any overdue amounts hereunder. Notwithstanding any other provision of this Subscription Agreement, the Subscriber agrees (i) to pay on demand all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Company in connection with the enforcement of this Subscription

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Agreement against the Subscriber sustained as a result of any default by the Subscriber and (ii) that any such payment shall not constitute payment of a Drawdown Purchase Price or reduce the Subscriber’s Capital Commitment.

7.5.                            The Subscriber agrees that this Section 7 is solely for the benefit of the Company and shall be interpreted by the Company against the Defaulting Subscriber in the discretion of the Company. The Subscriber further agrees that the Subscriber cannot and will not seek to enforce this Section 7 against the Company or any other investor in the Company.

8.                                      Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company as of the date that this Subscription Agreement is signed by the Subscriber, as of the Closing Date, as of each Drawdown Date and on the subsequent dates specified below (as and to the extent specified below) that:

8.1.                            Subscriber’s Shares. Except as disclosed in the accompanying Subscriber Questionnaire, the Subscriber’s Shares are being acquired for its own account for investment purposes only, and not with a view to, or for, resale, distribution, fractionalization, pledge assignment or transfer thereof, in whole or in part.

8.2.                            Due Execution. This Subscription Agreement and the Subscriber Questionnaire attached hereto have each been duly executed and delivered by the Subscriber, and this Subscription Agreement constitutes a valid, legal and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms.

8.3.                            Authorization of Purchase, etc. If the Subscriber is not a natural person, the Subscriber is duly organized, formed or incorporated, as the case may be, and validly existing and in good standing, under the laws of the Subscriber’s jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform the Subscriber’s obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The purchase by the Subscriber of the Shares and the Subscriber’s execution, delivery and performance of this Subscription Agreement have been authorized by all necessary corporate or other action on the Subscriber’s behalf.

8.4.                            Compliance with Laws and Other Instruments.

(a)                                 If the Subscriber is not a natural person, the execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby, and the performance of the Subscriber’s obligations hereunder do not and will not conflict with, or result in any violation of or default under, any provision of any certificate of incorporation, memorandum and articles of association, by-laws, trust agreement, partnership agreement or other organizational or governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber’s properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or to the Subscriber’s business or properties.

(b)                                 If the Subscriber is a natural person, the execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby, and the performance of the Subscriber’s obligations hereunder are within the Subscriber’s legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency, or official (except as disclosed in writing to the Company and which have been obtained or fully complied with), and do not and will not conflict with, contravene, or constitute a default under or breach of, any provision of applicable

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law or regulation or of any agreement, judgment, injunction, order, decree, regulation or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber’s assets or properties are bound and no consent, approval, authorization or order of, or filing with, any court, arbitrator or governmental agency or body under any such agreement, judgment, injunction, order, decree, regulation or other instrument is required for the execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby, and the performance of the Subscriber’s obligations hereunder.

8.5.                            The Memorandum, etc. The Subscriber satisfies all applicable criteria for investing in the Company that may be set forth in the Memorandum. The Subscriber has been furnished with, and has carefully read, a copy of the Memorandum and this Subscription Agreement. The Subscriber has reviewed such documents and the Subscriber understands the risks of, and other considerations relating to, the purchase of the Shares, including the risks set forth under the heading “Section IX—Potential Conflicts of Interest,” “Section XI—Risk Factors” and “Section XIII—Material U.S. Federal Income Tax Considerations” in the Memorandum.

8.6.                            Access to Information. The Subscriber has been provided an opportunity to ask questions of, and the Subscriber has received answers thereto satisfactory to the Subscriber from, the Company and its representatives regarding the terms and conditions of the offering of the Shares, and the Subscriber has obtained any and all additional information requested by the Subscriber of the Company and its representatives to verify the accuracy of all information furnished to the Subscriber regarding the offering of the Shares. The Subscriber is not relying on the Company, the Adviser or any of their partners, members, officers, counsel, agents or representatives for legal, investment or tax advice. The Subscriber has sought independent legal, investment and tax advice to the extent that the Subscriber has deemed necessary or appropriate in connection with the Subscriber’s decision to subscribe for the Shares.

8.7.                            No Reliance on Other Information. Other than as set forth in the Memorandum, any reports the Company may file under the 1934 Act from time to time, and any separate agreement in writing with the Company executed in conjunction with the Subscriber’s subscription for the Shares, the Subscriber is not relying upon any information (including, the Registration Statement, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation, warranty or agreement by the Company, the Adviser, any affiliate of the foregoing or any agent of the foregoing, written or otherwise, in determining to invest in the Company and expressly acknowledges that neither the Company, the Adviser, any affiliate of the foregoing nor any agent of the foregoing has made any representations or warranties in connection therewith.

8.8.                            Evaluation of and Ability to Bear Risks. The Subscriber has such knowledge and experience in financial and business affairs that the Subscriber is capable of evaluating the merits and risks of purchasing, and other considerations relating to, the Shares to be purchased by the Subscriber pursuant to this Subscription Agreement. The Subscriber’s financial situation is such that the Subscriber can afford to bear the economic risk of holding the Shares for an indefinite period of time, and the Subscriber can afford to suffer the complete loss of the Subscriber’s Shares and Capital Commitment. The Subscriber is an “accredited investor” as such term is defined in rule 501 of Regulation D promulgated under the 1933 Act. If the Subscriber is domiciled or has its registered office in the European Economic Area, the Subscriber represents that it qualifies as a “professional investor” which is considered to be a professional client or may, on request, be treated as a professional client within the meaning of Annex II to Directive 2014/65/EU (See Annex 3: European Economic Area Subscriber Representations).

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8.9.                            Transfer Restrictions.

(a)                                 The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the 1933 Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the 1933 Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions. The Subscriber will not, directly or indirectly, transfer, assign, sell or pledge all or any part of any Shares acquired by Subscriber (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of such Shares) except in accordance with (i) the registration provisions of the 1933 Act or an exemption from such registration provisions and (ii) any applicable state or non-U.S. securities laws. The Subscriber understands that the Subscriber must bear the economic risk of the Subscriber’s investment in the Shares for an indefinite period of time because, among other reasons, the offering and sale of the Shares have not been registered under the 1933 Act and, therefore, the Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.

(b)                                 The Subscriber may not transfer its Capital Commitment. The Subscriber may not transfer any of its Shares unless the transfer is made in accordance with applicable securities laws and, prior to an Exchange Listing, is otherwise in compliance with the transfer restrictions set forth in Annex 4. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company.

(c)                                  Should there be an Exchange Listing, the Subscriber agrees that it will be subject to a lock-up restriction pursuant to which the Subscriber will be prohibited from selling or otherwise transferring its Shares immediately after the date of such event. This restriction shall remain in place for at least 180 days following the Exchange Listing, and the Subscriber agrees that the specific terms of such restriction, and any other limitations on the sale of Shares in connection with or following an Exchange Listing, will be agreed in advance between the Board and the Adviser, acting on behalf of the Company’s stockholders, and the institutions acting as underwriters or market makers, acting on the Company’s behalf, in connection with such Exchange Listing, and that the Subscriber will be bound by any such terms and limitations. There can be no assurance that our Shares will be listed on a national securities exchange or offered in an initial public offering.

8.10.                     Private Placement. The Subscriber acknowledges and is aware of the following:

(a)                                 The Company has no operating history, and an investment in the Shares is speculative and involves a high degree of risk of loss of the entire investment in the Company.

(b)                                 There are substantial restrictions on the transferability of the Capital Commitment and the Shares; the Shares will not be, and investors in the Company have no rights to require that the Shares be, registered under the 1933 Act or any state securities laws; there will be no public (primary or secondary) market for the Shares; and the undersigned will not be able to avail itself of the provisions of Rule 144 adopted by the SEC under the 1933 Act with respect to the resale of the Shares.

(c)                                  No state or federal agency or other governmental authority has made any finding or determination as to the fairness of the terms of the offering and sale of the Shares.

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8.11.                     Certain ERISA and other Benefit Plan Matters. If the Subscriber is or will be (or is acting on behalf of any person or entity that is or will be) a Benefit Plan Investor (as such term is defined in Section D of the Subscriber Questionnaire) or a benefit plan that is not subject to Title I of ERISA or Section 4975 of the Code but is subject to any other federal, state, local, non-U.S. or other laws or regulations (“Similar Law”) that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (each of the foregoing, together with Benefit Plan Investors, a “Plan”), then the Subscriber represents and agrees that (A) the decision to invest in the Company was made by a fiduciary of the Plan that has the authority and discretion to, and is duly authorized to, make a decision to invest in Shares on behalf of the Plan, (B) the Plan’s acquisition of Shares has been duly authorized in accordance with the plan documents governing such Plan, (C) the fiduciary authorizing the acquisition of the Shares is responsible for exercising independent judgment in evaluating the acquisition and holding of the Shares, has considered its fiduciary duties under Section 404 of ERISA and has concluded that the purchase of such Shares is consistent with such duties and is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, (D) (I) the fiduciary authorizing the acquisition of Shares is not related to the Adviser, the Administrator, the Company or any of their respective employees, representatives or affiliates, and (II) the none of the Adviser, the Administrator, the Company or any of their respective employees, representatives or affiliates have investment discretion with respect to the investment of the Plan’s assets in the Company, (E) the acquisition and the subsequent holding of such Shares do not and will not constitute a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code, that is not subject to an exemption contained in ERISA or adopted by the DOL thereunder, and (F) the provisions of any applicable Similar Law will not apply to the Company’s operation or management as a result of the Plan’s investment in Shares and the acquisition and holding of Shares will not result in a non-exempt prohibited transaction under any applicable Similar Law.

The Subscriber agrees promptly to provide to the Company such information as the Company may from time to time reasonably request for purposes of determining whether the assets of the Company are “plan assets” (as defined in Section 3(42) of ERISA). The Subscriber expressly acknowledges that the Company has the authority, in its sole discretion, from time to time, to require capital contributions from Other Subscribers and not the Subscriber if the Company determines that the purchase of Shares pursuant to a capital contribution, in the opinion of the Company, could result in the Company being subject to ERISA or Section 4975 of the Code.

If the Subscriber is acting on behalf of a Benefit Plan Investor, none of the Company, the Adviser, or any affiliate of any of the foregoing has acted as, or otherwise represented or acknowledged that it is acting as, a fiduciary of the Subscriber (or, to the extent applicable, any of its underlying Benefit Plan Investors) with respect to the Subscriber’s decision to purchase or hold any Shares, and none of the Company, the Adviser, or any affiliate of any of the foregoing is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the acquisition or holding of any Shares or shall at any time be relied upon as a fiduciary of the Subscriber (or, to the extent applicable, any of its underlying Benefit Plan Investors) with respect to any decision to purchase, or continue to hold, any Shares.

The representations and warranties set forth in this Section 8.11 shall be deemed repeated and reaffirmed on each day the Subscriber holds its Shares. Without limiting the remedies available in the event of a breach, if at any time during the term of the Plan’s investment in the Company the representations and warranties set forth in this Section 8.11 shall cease to be true, the Subscriber shall promptly notify the Company in writing.

8.12.                     Matters Relating to IRA Subscribers. If the Subscriber is investing assets on behalf of an individual retirement account (an “IRA”), the Subscriber (i.e., such individual and the IRA)

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acknowledges, confirms and agrees that (a) the Subscriber has, and at all relevant times will have, sufficient funds available to fulfill any and all capital contributions or other payment obligations required as a condition to its investment in the Company, as well as any additional obligations or liabilities that may arise in connection with such investment in the Company, (b) Subscriber is solely responsible for maintaining sufficient funds in the IRA to fulfill any and all capital contributions or other payments required as a condition to the Subscriber’s investment in the Company, as well as any obligations or liabilities that may arise in connection with such investment in the Company and (c) the Company will not be in a position to comply with requests for additional information (including valuations) made by custodians of IRAs. The Subscriber agrees, to the fullest extent of the law, not to hold the Company, Morgan Stanley or any of their affiliates responsible for any of the foregoing. The Subscriber understands that an investment in the Company is illiquid and that the Subscriber may not be able to sell its Shares, even if such action is required for the Subscriber to satisfy the minimum distribution rules applicable to IRAs under the Code.

8.13.                     Controlling Persons. Except as indicated on Question 4(i) of Section A of the Subscriber Questionnaire, the Subscriber is not a “controlling person” with respect to the Company.

8.14.                     Correctness of Information. All information furnished by the Subscriber on the signature page hereof, in the Subscriber Questionnaire and in any U.S. Internal Revenue Service or other tax form (including any tax form attached hereto) delivered to the Company or the Adviser is true, accurate and complete as of (a) the date this Subscription Agreement is signed by the Subscriber and (b) the Closing Date, and shall be true, accurate and complete as of each date that the Subscriber is required to make a contribution of capital to the Company or that the Subscriber receives a distribution from the Company. The Subscriber agrees to promptly notify the Company in the event that any such information shall cease to be true, accurate and complete. If the Subscriber is not a natural person, the Subscriber has delivered true and complete (as of the date of delivery) copies of the following organizational and authorization documents requested in the Subscriber Information Form attached hereto: (i) all organizational documents of the Subscriber, (ii) all documents authorizing the Subscriber to acquire Shares in the Company and (iii) evidence of the authority of each person executing the documents referred to in Section 8.17 below to act on behalf of the Subscriber.

The Subscriber acknowledges that the Company is relying on the accuracy and completeness of the information furnished in this Subscription Agreement in connection with the Subscriber’s subscription, and that the Company may present this Subscription Agreement or such other information to such parties as the Company, in its sole discretion, deems appropriate if called upon, in each case to establish that (x) the proposed offer and sale of the Shares is exempt from registration under the 1933 Act or meets the requirements of applicable U.S. state securities laws, (y) the Company is exempt from registration under the Investment Company Act or (z) the Company, the Adviser and their respective affiliates are in compliance with the Advisers Act. Furthermore, the Subscriber understands that the offering of Shares may be reported to the SEC or to U.S. state securities or “blue sky” commissioners pursuant to the requirements of applicable U.S. federal law and of various U.S. state securities or “blue sky” laws or regulations (including to meet the requirements for an exemption from registration thereunder) or if the Company or the Adviser consider such disclosure necessary or appropriate in their normal course of business or to enable them properly to conduct their affairs.

8.15.                     Owners of Grantor Trusts and Disregarded Entities. If you are treated for U.S. federal income tax purposes as a grantor trust under Sections 671-679 of the Code or a “disregarded entity” within the meaning of U.S. Treasury Regulation Section 301.7701-2(c), you hereby represent and warrant that the person treated for U.S. federal income tax purposes as the owner of your Shares has signed this Subscription Agreement in the place provided in the attached Signature Page, and

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by signing this Subscription Agreement, such person hereby agrees that the covenants and agreements of the Subscriber contained in this Subscription Agreement shall be binding upon such person to the same extent as if made directly by such person to the Company and the Adviser. If you have not provided an executed copy of such Signature Page you hereby represent that you are not a disregarded entity, as described above.

8.16.                     For Grantors of Revocable Trusts. By signing this Subscription Agreement each grantor of the subscribing revocable trust (the “Subscribing Trust”) hereby acknowledges that, as of the date of this Subscription Agreement, such grantor has reviewed all information pertaining to such grantor provided by such grantor or the Subscribing Trust to the Company in connection with the Subscribing Trust’s subscription for the Shares hereunder, and such grantor hereby certifies that such information, including, without limitation, information contained herein and information incorporated herein by reference, is true, correct and complete as of the respective dates referred to herein and may be relied upon by the Company and the Adviser in determining the Subscribing Trust’s and such grantor’s suitability as an investor in the Company. Each grantor of the Subscribing Trust hereby agrees that each covenant and agreement of the Subscribing Trust contained herein is binding upon such grantor and enforceable against such grantor as if made directly by such grantor to the Company and the Adviser.

8.17.                     Power of Attorney. To the fullest extent permitted by applicable law, the Subscriber does hereby irrevocably constitute and appoint the officers of the Company with full power of substitution, acting jointly or severally, the true and lawful attorneys-in-fact and agent of the Subscriber, to execute, acknowledge, verify, swear to, deliver, record and file, in its or its assignee’s name, place and stead, all instruments, documents and certificates that may from time to time be required by the laws of the State of Delaware, the United States, the State of New York, any other jurisdiction in which the Company conducts or plans to conduct business, or any political subdivision or agency thereof or that the Company determines to be necessary or desirable, to effectuate, implement and continue the valid existence and investment and other activities of the Company, including the power and authority to execute, verify, swear to, acknowledge, deliver, record and file:

(a)                                 any and all filings required to be made by the Subscriber under the 1934 Act with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber under the 1934 Act;

(b)                                 all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law and permit the Company to become or to continue as a business development company;

(c)                                  all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company;

(d)                                 all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Company;

(e)                                  certificates of assumed name and such other certificates and instruments as may be necessary under the fictitious or assumed name statutes from time to time in effect in the State of Delaware and in all jurisdictions in which the Company conducts or plans to conduct business;

(f)                                   all instruments that the Company determines to be appropriate in connection with any indebtedness incurred by the Company; and

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(g)                                  any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effect the provisions of this Subscription Agreement or any Other Subscription Agreement and the purposes of the Company.

To the fullest extent permitted by applicable law, this power of attorney is irrevocable, is coupled with an interest and is given to secure the performance of obligations owed to the donee of the power hereunder and shall survive and not be affected by the death, dissolution, insolvency, bankruptcy, incapacity or disability of the Subscriber and shall extend to the Subscriber’s successors and assigns. To the fullest extent permitted by applicable law, any attempted revocation by a Subscriber of any power of attorney granted under this Subscription Agreement shall constitute a default by such Subscriber hereunder, and the Company shall be entitled to any right or remedy provided by law or equity in respect of such default, including the recovery from such Subscriber of all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Company as a result of such default, and the institution of an action for specific performance of such Subscriber’s obligations hereunder (it being understood that a remedy at law may be inadequate in respect of such default). To the fullest extent permitted by applicable law, this power of attorney may be exercised by such attorney-in-fact and agent for all Subscribers (or any of them) by a single signature of any officer of the Company acting as attorney-in-fact with or without listing all of the Subscribers executing an instrument. Any person dealing with the Company may conclusively presume and rely upon the fact that any instrument referred to above, executed by such attorney-in-fact and agent, is authorized and binding, without further inquiry. If required, the Subscriber shall execute and deliver to the Company, within five Business Days after receipt of a request therefor, such further designations, powers of attorney or other instruments as the Company shall determine to be necessary for the purposes hereof consistent with the provisions of this agreement. To the fullest extent permitted by applicable law, the Subscriber hereby waives any and all defenses that may be available to contest, negate or disaffirm the actions of the Company taken in good faith under this power of attorney.

8.18.                     Compliance with Anti-Money Laundering Regulations, etc. To comply with applicable U.S. and other anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Company and all payments and distributions to the Subscriber from the Company will only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended by Title III of the USA PATRIOT Act, as further amended from time to time, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time (the “Bank Secrecy Act”).

The Subscriber acknowledges that, pursuant to anti-money laundering laws and regulations or requests from regulatory authorities within their respective jurisdictions, the Company, the Adviser and/or any administrator acting on behalf of the Company may be required to collect further documentation verifying the Subscriber’s identity, including, where Subscriber is a legal entity, Subscriber’s beneficial owner(s)(3) and key controllers(4) as defined by FinCEN’s U.S. Customer Due Diligence Rule, if applicable, and the source of funds used to purchase the Shares before, and from time to time after, acceptance by the Company of this Subscription Agreement.

(3)  Beneficial Owner(s) (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means each individual, who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more (10% or more for higher risk customers) of the equity interests of a legal entity Subscriber.

(4)  Key Controller (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means a single individual with significant responsibility to control, manage, or direct a legal entity Subscriber, including an executive officer or senior manager or any other individual who regularly performs similar functions.

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The Subscriber agrees to provide the Company at any time during the term of the Company with such information as the Company determines to be necessary or appropriate to comply with the anti-money laundering laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of Subscribers from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information. The Subscriber is advised that the Company may provide information to the Financial Crimes Enforcement Network, a bureau of the U.S. Department of Treasury and other U.S. government and state regulators, where appropriate, in connection with a request for information on behalf of a law enforcement agency investigating terrorist activity or money laundering.

The Company will use reasonable best efforts to not knowingly sell the Shares to any natural person or entity acting, directly or indirectly, in contravention of any applicable money laundering regulations or conventions of the United States or other international jurisdictions, or on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that are included on any relevant lists maintained by the United Nations, European Union, North Atlantic Treaty Organization, Financial Action Task Force on Money Laundering, Organization for Economic Cooperation and Development, Office of Foreign Assets Control of U.S. Department of the Treasury (“OFAC”), SEC, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency and U.S. Internal Revenue Service, or other similar or successor entities, in each case as may be amended from time to time; or on behalf of a foreign shell bank or a U.S. financial institution that has established, maintains, administers or manages an account in the United States for, or on behalf of, a foreign shell bank (“Prohibited Investments”).

The Subscriber represents and warrants that to the best of its knowledge the proposed subscription for the Shares, whether made on its own behalf or, if applicable, as an agent, trustee, representative, intermediary, nominee, or in a similar capacity on behalf of any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each, an “Underlying Beneficial Owner”), is not a Prohibited Investment, and further represents and warrants that it will promptly notify the Company of any change in the Subscriber’s status or the status of any Underlying Beneficial Owner with respect to its representations and warranties regarding Prohibited Investments. The Subscriber further represents and warrants that neither the Subscriber nor any Underlying Beneficial Owner is on the List of Specially Designated Nationals and Blocked Persons, or any U.S. Executive Order administered by OFAC. (See http://www.treas.gov/ofac), or any United Nations, European Union and HM Treasury sanctions lists, as amended from time to time. The Subscriber will provide the Company with additional anti-money laundering information and materials if requested, which may include a copy of the Subscriber’s policies and procedures relating to compliance with applicable anti-money laundering/OFAC rules and regulations.

If the Subscriber is introducing the Underlying Beneficial Owner, the Subscriber has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of any direct or indirect owner, or other investor, director, senior officer, trustee, beneficiary or grantor of such Underlying Beneficial Owner, or other person who controls such Underlying Beneficial Owner (to the extent applicable)) and their source of funds, in accordance with the anti-money laundering requirements of the Subscriber’s jurisdiction, holds the evidence of such identities, and will make such information available to the Company or the relevant regulatory authority upon their reasonable request. The Subscriber has taken all reasonable steps to ensure that its beneficial holders or underlying investors, as applicable, are able to certify to the representations hereunder.

To the best of the Subscriber’s knowledge, neither the Subscriber nor any person directly or indirectly controlling, controlled by or under common control with the Subscriber; nor any person

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having a beneficial interest in the Subscriber; nor any person for whom the Subscriber acts as agent or nominee in connection with the Shares:

(a)                                 is a resident in, or organized or chartered under the laws of (i) a jurisdiction that is designated by the U.S. Secretary of the Treasury under USA PATRIOT Act as warranting special measures because of money laundering concerns or (ii) a jurisdiction that is designated as non-cooperative with international anti-money laundering efforts by a multinational or inter-governmental group such as the Financial Action Task Force; or

(b)                                 is a “Politically Exposed Person,”(5) “immediate family” member or “close associate” of a Politically Exposed Person, except as otherwise disclosed to the Company in writing.

No part of the funds used by the Subscriber to make capital contributions or other payments to the Company or to fund all or any part of its Capital Commitment has been, is, or will be, directly or indirectly derived from, or related to, any activities that contravene applicable laws and regulations, including anti-money laundering laws and regulations.

The Subscriber represents and warrants that it is not named on a list of prohibited entities and individuals maintained under the European Union or United Kingdom regulations, and is not operationally based or domiciled in a country or territory in relation to which current sanctions have been issued by the United Nations, the European Union or the United Kingdom.

The representations and warranties set forth in this Section 8.18 shall be deemed repeated and reaffirmed by the Subscriber as of each date that the Subscriber is required to make a contribution of capital to or receives a distribution from the Company. If at any time during the term of the Company the representations and warranties set forth in this Section 8.18 shall cease to be true, the Subscriber shall promptly so notify the Company in writing.

8.19.                     Obligation to Make Drawdown Purchases. The obligation of the Subscriber to make Drawdown Purchases is unconditional and, to the fullest extent permitted by applicable law, shall not be affected by any bankruptcy of the Company. In furtherance of the foregoing, the Subscriber hereby irrevocably, to the fullest extent permitted by applicable law, (a) waives any and all of the Subscriber’s rights under, and any and all of the benefits of Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in respect of any case involving the Company as debtor under the Bankruptcy Code (an “Applicable Bankruptcy Case”) insofar as any of such sections would apply to the Subscriber’s obligation to make Drawdown Purchases (including any of the rights of the Subscriber thereunder to terminate, or assert a defense to the assumption or enforcement of such obligation), (b) consents to the assumption and enforcement of such obligation by the trustee or other representative of the debtor’s estate in any Applicable Bankruptcy Case and (c) agrees to reconfirm the waiver contained in clause (a) above and the consent contained in clause (b) above to the trustee or other representative of the debtor’s estate in any Applicable Bankruptcy Case at any time requested by the lender or similar obligee of the indebtedness of the Company. In addition to the foregoing, the obligation of the Subscriber to make Drawdown Purchases shall, to the fullest extent permitted by applicable law, survive any dissolution of the Company whether such dissolution may result from any Applicable Bankruptcy Case, from an event of default under the terms of the indebtedness of the Company or otherwise and shall be fully enforceable against the Subscriber notwithstanding such dissolution until such

(5)  A “Politically Exposed Person” means (1) a prominent public figure who is a natural person currently or formerly entrusted with a senior public role or function (e.g., a senior official in the executive, legislative, military, administrative, or judicial branches of government); (2) an immediate family member, which includes the spouse/partner, parent, grandparent, sibling, child, step-child, or in-law of a prominent public figure; (3) a known close associates, which includes those individuals that are widely- and publicly-known to maintain a close relationship to the prominent public figure. These known close relationships can occur with anyone and in any capacity, but some examples include distant relatives, advisors, partners outside the family unit, employees, business associates and representatives/agents.

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obligation shall have been repaid in full. Each of the provisions of this Section 8.19 shall be binding upon the Subscriber and the Subscriber’s successors and permitted assigns. The Subscriber hereby acknowledges that the Subscriber has consulted its own legal counsel concerning the implications of the provisions of this Section 8.19. If the Subscriber is a corporation, limited liability company, trust, partnership or other entity organized under the laws of a jurisdiction outside of the United States, the Subscriber represents and warrants that there are no laws or regulations (U.S. or non-U.S.) that might restrict its ability to make Drawdown Purchases or pay any fees associated therewith.

8.20.                     Tax Matters. The Subscriber agrees that it shall provide such information, cooperation and assistance, including but not limited to executing and filing forms or other statements (including making representations), as is reasonably requested by the Company to assist the Company or any entity in which the Company owns a direct or indirect interest to satisfy any applicable law or tax reporting or compliance requirements or to qualify for an exception from or reduced rate of tax or other tax benefit or be relieved of liability for any tax, or to determine the extent of and fulfill, its withholding obligations. The Subscriber agrees to furnish the Company with any representations and forms as shall reasonably be requested by the Company to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes and other charges (i.e., penalties and interest) imposed by any taxing authority or other governmental agency upon the Company or amounts paid to the Company. The Subscriber represents that it has provided the Company with a correctly and fully completed and executed Form W-9 or an applicable Form W-8 and corresponding statements (as appropriate). The Subscriber agrees that, from time to time, as reasonably requested in writing by the Company or upon a change in circumstances that renders any Internal Revenue Service Form previously delivered obsolete, inaccurate in any material respect or invalid, the Subscriber shall deliver to the Company the applicable Internal Revenue Service Form, as updated. The Subscriber understands that the Company intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

8.21.                     Non-U.S. Residents Only. If the Subscriber is a resident of one of the jurisdictions set forth on Annex 2 and Annex 3 hereto, the Subscriber makes the representations specified on Annex 2 and Annex 3 hereto for such jurisdiction.

8.22.                     MiFID. If the Subscriber is domiciled in, or has a registered office in, the European Economic Area and has received marketing materials from Morgan Stanley & Co. LLC (or an affiliate thereof) or any of its agents acting for or on behalf of the Adviser as a licensed distributor (the “Distributor”) and the Subscriber is not a client of Morgan Stanley Wealth Management or advised by Morgan Stanley Wealth Management, then the Subscriber represents, warrants, acknowledges and agrees that it is not a client of the Distributor, has not been advised by the Distributor and has sought its own independent legal, tax and financial advice.

8.23.                     Compliance with Rule 506(d). The Subscriber represents that neither the Subscriber nor anyone who is treated as a beneficial owner of the Shares hereby being purchased by the Subscriber under Rule 506(d) or Rule 506(e) of the 1933 Act has been subject to any of the events specified on pages S-16 and S-17 of the Subscriber Questionnaire during the time periods specified therein. Furthermore, the Subscriber agrees to provide the Company with prompt written notice of the occurrence of any event specified on pages S-16 and S-17 of the Subscriber Questionnaire with respect to the Subscriber or any such beneficial owner.

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8.24.                     Consent to Electronic Delivery. The Subscriber acknowledges that it has received this Subscription Agreement electronically as a pdf document and that it has read Section B of the Subscriber Questionnaire attached hereto relating to consents to electronic delivery of periodic reporting and/or tax information in respect of the Shares.

9.                                      Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Subscriber, as of the Closing, that:

9.1.                            (i) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the Company has all requisite power and authority to sell the Shares as provided herein; (iii) the sale of the Shares does not violate or conflict with any provision document or instrument by which the Company is bound as of the Closing; (iv) the sale of the Shares has been duly authorized by all necessary action on the Company’s behalf; and (v) this Subscription Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company;

9.2.                            The Company will have full power to conduct its business as described in the Memorandum; and

9.3.                            Neither the execution nor the delivery of this Subscription Agreement, nor the consummation of the transactions as contemplated herein, nor compliance with the terms, conditions or provisions hereof will result in a breach or violation of any of the terms or provisions or constitute a default under any agreement or instrument to which the Company is a party.

10.                               Payment and Brokerage Accounts.

10.1.                     Subject to brokerage account requirements set forth below, the Company intends to distribute all payments of wire transfers to the bank account in the name of the Subscriber from which funds were originally paid. Checks will not be used to make payments to the Subscriber, and checks will not be accepted from the Subscriber.

Items 10.2, 10.3 and 10.4 below are applicable to U.S. and non-U.S. resident subscribers who are clients of Morgan Stanley Wealth Management ONLY.

10.2.                     As a condition to the Company’s acceptance of the Subscriber’s subscription, if the Subscriber is a U.S. or non-U.S. resident who is a client of Morgan Stanley Wealth Management, the Subscriber agrees to maintain an account with Morgan Stanley & Co. LLC (“MS & Co.”), Morgan Stanley Wealth Management or one of its affiliates for so long as the Subscriber holds any Shares.

10.3.                     In an effort to facilitate the funding process, the Subscriber agrees that MS & Co., Morgan Stanley Wealth Management or one of its affiliates is authorized to debit the Subscriber’s account for the amount of any Capital Commitment, placement fee or other payment required to be made by the Subscriber, up to two Business Days prior to the dates such amounts are due (without any further action required on the part of the Subscriber except as described in Section 10.4 below).

10.4.                     In addition, the Subscriber hereby agrees to deposit sufficient funds (in U.S. dollars) in such account at least two Business Days prior to the dates specified by the Company in the Drawdown Notice to cover the amount of each such Capital Commitment, placement fee or other payment. The Subscriber acknowledges that no overdraft facility will be available to fund any such amounts. Contributions from the Subscriber will be deemed not to have been received by the Company until the later of the Drawdown Date and two Business Days following the date that amounts are contributed into the Subscriber’s account. Therefore, failure by the Subscriber to deposit sufficient funds in such account to satisfy a contribution obligation at least two Business Days prior to the date such amounts are due will constitute a Defaulted Commitment.

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10.5.                     For all other subscribers: The Subscriber will make payments in accordance with the wire instructions provided by the Company. The Subscriber represents that subscription funds will be wired to the Company from the account listed in the Remitting Wiring Bank section of the Subscriber Questionnaire.

11.                               Amendments and Waivers. This Subscription Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and, to the fullest extent permitted by applicable law, either retroactively or prospectively) only with the written consent of the Subscriber and the Company.

12.                               Survival of Representations and Warranties; Indemnity. All representations, warranties and covenants contained herein or made in writing by the Subscriber, or by or on behalf of the Company in connection with the transactions contemplated by this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by or on behalf of the Company or the Subscriber, and the issue and sale of Shares. Unless the Company agrees otherwise in writing, the Subscriber shall and hereby does indemnify and hold harmless the Company, the Adviser, the Administrator, their affiliates and their respective directors, officers, employees, representatives and agents (together, the “Indemnified Parties” and each, an “Indemnified Party”) from and against any and all losses, expenses, liabilities and other claims and damages relating to or arising out of any breach of any representation, warranty or covenant made by the Subscriber in this Subscription Agreement.

13.                               No Joint Liability Among the Company, the Adviser and the Administrator. The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

14.                               Successors and Assigns. This Subscription Agreement is not transferable or assignable by the Subscriber, except with the Company’s consent. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.

15.                               Notices. Each notice relating to this Subscription Agreement shall be in writing and shall be delivered (a) in person, by registered or certified mail or by private courier, overnight or next day express mail or (b) by fax, e-mail or other electronic means, with such confirmation as the Company deems appropriate under the circumstances. All notices to any Subscriber shall be delivered to such Subscriber at its last known address, fax number, e-mail address or other electronic “address,” as applicable, as set forth in the records of the Company. All notices to the Company shall be delivered to the Company c/o MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attention: Investor Relations, with a copy (which shall not constitute notice) to Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110-2605, Attention: Thomas J. Friedmann. Any Subscriber may designate a new address, fax number, e-mail address and/or other electronic “address” for notices by giving written notice to that effect to the Company. The Company may designate a new address, fax number, e-mail address or other electronic “address” for notices by giving written notice to that effect to each of the Subscribers. Unless otherwise specifically provided in this Subscription Agreement, a notice given in accordance with the foregoing clause (a) shall be deemed to have been effectively given three Business Days after such notice is mailed by registered or certified first class mail, return receipt requested and postage pre-paid, and one Business Day after such notice is sent by FedEx or other one-day service provider, to the proper address, or when delivered in person or by delivery service pre-paid. Unless otherwise specifically provided in this Subscription Agreement, a notice given in accordance with the foregoing clause (b) shall be deemed to

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have been effectively given when sent and confirmed in such manner as the Company deems appropriate under the circumstances.

16.                               Applicable Law. THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

17.                               Venue; Waiver of Jury Trial. To the fullest extent permitted by applicable law, and unless otherwise agreed by the Company in writing, the Subscriber hereby irrevocably and unconditionally (i) consents to and accepts for itself and in respect of its property, generally, the exclusive jurisdiction of the courts of the State of New York located in New York County or the U.S. District Court for the Southern District of New York located in New York County for the resolution of all matters arising out of or related to this Subscription Agreement and agrees that any legal action or proceeding arising out of or related to this Subscription Agreement seeking any relief whatsoever shall be brought in the foregoing courts and not in any other court in any other jurisdiction, (ii) waives any claim that such courts lack personal jurisdiction over it, and agrees not to plead or claim, in any legal action or proceeding arising out of or related to this Subscription Agreement, that such courts lack personal jurisdiction over it, (iii) waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or related to this Subscription Agreement brought in the aforesaid courts and hereby further irrevocably waives, to the fullest extent permitted by applicable law, and agrees not to plead or claim in any such court the claim that any such action or proceeding has been brought in an inconvenient forum and (iv) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THE SUBSCRIBER MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATED TO THIS SUBSCRIPTION AGREEMENT.

18.                               Confidentiality.

18.1.                     Subscriber acknowledges that the Memorandum and other information relating to the Company, the Adviser, the Administrator and their respective affiliates (the “Confidential Information”) have been submitted to Subscriber on a confidential basis for use solely in connection with Subscriber’s consideration of the purchase of Shares and Subscriber agrees to maintain the confidentiality of such Confidential Information. In addition, Confidential Information may include non-public information regarding any person in which the Company holds, or contemplates acquiring, any investments and non-public information regarding certain other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser. Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), Subscriber shall not (a) reproduce the Memorandum or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum or any other Confidential Information to any person who is not an affiliate of the Subscriber, or an employee, agent, advisor, or other representative of the Subscriber or its affiliates, as determined by the Company in its sole discretion, responsible for matters relating to the Company or who otherwise have a need to know such information in connection with their responsibilities with such Subscriber and who are under an obligation to keep such information confidential on the terms set forth herein; provided that a Subscriber so disclosing Confidential Information pursuant to this clause agrees to be responsible for any breach of the terms of this Section 18 by any such affiliate or representative, except to the extent (i) such information is in the public domain (other than as a result of any action or omission of Subscriber or any person to whom the Subscriber has

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disclosed such information) or (ii) such information in the opinion of legal counsel of the Subscriber (which such legal counsel, in the case of a Subscriber which is an institutional investor, may be staff or in-house counsel regularly employed by such institutional investor) is required by applicable law or regulation to be disclosed, in which case Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 18, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 18, then Subscriber shall disclose only that portion of Confidential Information that Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. Subscriber further agrees to return the Memorandum and any other information relating to the Company upon the Company’s request therefor. Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 18 by Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

18.2.                     To the extent that the Freedom of Information Act, 5 U.S.C. § 552, (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement would potentially cause the Subscriber or any of its affiliates to disclose information relating to the Company, its affiliates and/or any of the Company’s investments, the Subscriber hereby agrees that it will promptly notify the Company of such requested disclosure, and the Subscriber (i) shall take commercially reasonable steps to oppose and prevent the requested disclosure unless (A) such Subscriber is advised by counsel (which in the case of a Subscriber that is an institutional investor may be in-house counsel regularly employed by such institutional investor) that there exists no reasonable basis on which to oppose such disclosure, (B) the Company does not object in writing to such disclosure within ten Business Days (or such lesser time period as stipulated by the applicable law) of such notice or (C) such disclosure solely relates to fund level, aggregate performance information (i.e., aggregate cash flows, total returns, the year of formation of the Company, and such Subscriber’s own Capital Commitment and Undrawn Commitment), and does not include (I) any Confidential Information relating to individual portfolio entities, (II) copies of this Subscription Agreement and related documents or (III) any other Confidential Information not referred to in clause (C) above; and (ii) acknowledges and agrees that notwithstanding any other provision of this Subscription Agreement the Company may in order to prevent any such potential disclosure that the Company determines in good faith is likely to occur (1) withhold all or any part of the information otherwise to be provided to the Subscriber other than the fund level, aggregate performance information specified in clause (C) above, (2) provide to the Subscriber access to such information only via an Internet website in password protected, non-downloadable- non-printable format, (3) to the maximum extent permitted by law, require the Subscriber to return any copies of any such information provided to it by the Company and/or (4) make any such information available to the Subscriber at the Company’s offices (or, at the request of the Company, the offices of counsel to the Company) or at the office of another third-party that has agreed to keep such information confidential; provided, that the Company shall not withhold any such information if the Subscriber confirms in writing to the Company, based on the advice of counsel, that compliance with the procedures provided for in this Section 18.2 is legally sufficient to prevent such potential disclosure. For greater certainty, it is understood that a Subscriber that is subject to FOIA, any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement and that maintains an established policy that was previously provided to the Company in writing, or regular practice with respect to the disclosure of the fund level, aggregate performance

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information permitted to be disclosed pursuant to clause (C) of this Section 18.2 may disclose such information without prior notice to the Company.

19.                               Headings; Terms Generally. The cover page, the table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. When the words or phrases “include” and “including” and words or phrases of similar import are followed by a list of one or more items, such list shall be deemed to be illustrative only and shall not be deemed to be an exclusive listing. The word “shall” shall be construed to have the same meaning and effect as the word “will.”

20.                               Entire Agreement. This Subscription Agreement and the other agreements or documents referred to herein contain the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as set forth herein.

21.                               Counterparts; Signatures. This Subscription Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any signature on the signature page of this Subscription Agreement may be an original or a fax or electronically transmitted signature.

22.                               Severability. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof, shall be severable.

23.                               Third Party Rights. Notwithstanding any other term of this Subscription Agreement, the consent of any person who is not a party to this Subscription Agreement (including, without limitation, any Indemnified Party) is not required for any amendment to, or variation, release, rescission or termination of this Subscription Agreement.

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Subscriber Questionnaire

The Subscriber understands that the Company is relying on the accuracy and completeness of the information furnished by the Subscriber, among other reasons, to establish that (i) the proposed offer and sale of the Shares is exempt from registration under the 1933 Act, meets the requirements of applicable state securities laws, or both, (ii) the assets of the Company do not constitute “plan assets” for purposes of ERISA or any Similar Law, (iii) the proposed offer and sale of the Shares is not a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or any Similar Law, and (iv) each of the Company, the Adviser and their respective affiliates is in compliance with any law, rule, regulation, executive order or policy applicable to such person (including without limitation any anti-money laundering laws, the USA PATRIOT Act or any privacy laws).

This Subscriber Questionnaire contains five parts. Prospective Subscribers should complete all applicable parts (including the Subscriber Signature Page) and provide additional documentation where indicated.

•                  Section A: General Information (to be completed by all Subscribers)

•                  Section B: Subscriber Qualification and Consent to Electronic Delivery of Periodic Reporting and/or Tax Information (to be completed by all Subscribers)

•                  Section C: Supplemental Information for Individuals (to be completed by all Subscribers that are natural persons)

•                  Section D: Supplemental Information for Entities (to be completed by all Subscribers that are entities)

•                  Section E: Subscriber Signature Page (to be completed by all Subscribers)

Capitalized terms used but not otherwise defined herein shall respectively bear the meanings ascribed to them in the Subscription Agreement to which the Subscriber Questionnaire is attached.

Section A: To be completed by all subscribers

1.              Identity of Subscriber

Full legal name of Subscriber:

Telephone Number:	Email Address:

If IRA or Keogh Plan, natural person who established plan:

Primary Subscriber Classification (check applicable category):

☐	Individual	☐	Corporation
☐	Tenants in Common	☐	Limited Liability Company
☐	Joint Tenants	☐	Massachusetts or Similar Business Trust
☐	Tenants by the Entirety	☐	Foundation
☐	Community Property	☐	Private Foundation
☐	Individual Retirement Account (IRA)†	☐	Estate
☐	401(k) Account	☐	Endowment
☐	Keogh Plan	☐	Employee Benefit Plan
☐	General Partnership	☐	Employee Benefit Plan Trust
☐	Limited Partnership	☐	Personal Holding Company or Personal Investment Vehicle

☐	Trust
Please Specify Type: ☐ Revocable Trust ☐ Complex Trust ☐ Simple Trust ☐ Grantor Trust
☐	Non-Grantor Trust (other than Employee Benefit Plan Trust) - Please Specify Type:
☐	Other entity type - Please Specify Type:

†      If the Subscriber is an IRA, the Individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute the Subscription Agreement on the Subscriber Signature Page and (ii) has signed the signature page to this Subscription Agreement as such to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made by the Subscriber herein.

Jurisdiction in which Subscriber received this Subscription Booklet (if United States, indicate state):

Business Address (for entities) or Residential Address (for individuals)
(Note: A fixed address is required for anti-money laundering purposes; a Post Office box cannot be accepted):

Number and Street	Apt./Suite

City	State	Zip Code	Country

Mailing Address (if different from above):

Number and Street	Apt./Suite

City	State	Zip Code	Country

2.              Contact Information

a)             Primary Contact

Name:
(Prefix: Mr., Mrs., Dr. etc.) (First Name) (Middle Name/Initial) (Last Name) (Suffix: Jr., III, Ph.D. etc.)

Position or title:

Company name:

Mailing Address (if different from above):

Number and Street	Apt./Suite

City	State	Zip Code	Country

Telephone Number:	Email Address:

b)             If you have been referred by Morgan Stanley Wealth Management (“MSWM”) Representative, please indicate name below

If yes, please complete section:

Name:
(Prefix: Mr., Mrs., Dr. etc.) (First Name) (Middle Name/Initial) (Last Name) (Suffix: Jr., III, Ph.D. etc.)

Morgan Stanley Representative Number:

c)              Additional Contact (Optional)

If you would like to provide more than one additional contact, please attach the information to this subscription document

Name:
(Prefix: Mr., Mrs., Dr. etc.) (First Name) (Middle Name/Initial) (Last Name) (Suffix: Jr., III, Ph.D. etc.)

Position or title:

Company name:

Mailing Address (if different from above):

Number and Street	Apt./Suite

City	State	Zip Code	Country

Telephone Number:	Email Address:

d)             Delivery Information for Communications with Subscriber

Please check the appropriate box to indicate to whom the listed information is to be sent.

	All Contacts	Primary Contact	Morgan Stanley Contact	Additional Contact

Drawdown/Distribution/ Fee Notices	☐	☐	☐	☐

Quarterly Reporting (Statements & Reports)	☐	☐	☐	☐

Tax Related Information (1099-DIV, etc.)	☐	☐	☐	☐

3.              Wire Payment Information

Please provide either a) Brokerage Wire Payment Information or b) Bank Wire Payment Information.  Morgan Stanley Wealth Management clients should provide brokerage wire payment information.

Required Items

a)             Brokerage Wire Payment Information

Brokerage Firm’s Bank Name:
(For Morgan Stanley Brokerage Accounts, please use Citibank)

Brokerage Firm’s ABA/Routing Number or SWIFT Code

ABA Routing Number (nnn-nnn-nnn):

SWIFT Code:

Brokerage Firm’s Name:

Brokerage Firm’s Country (location):

Brokerage Firm’s Bank Account Number:

Brokerage Account Name:

Brokerage Account Number:

Reference Information:

b)             Bank Wire Payment Information

Beneficiary Bank Name:

Beneficiary Bank Country (location):

Beneficiary Bank ABA/Routing Number or SWIFT Code

ABA Routing Number (nnn-nnn-nnn):

SWIFT Code:

Beneficiary Account Name:

Beneficiary Account Number:

Reference Information:

If your bank account resides outside of the United States, you must provide U.S. Intermediary wire instructions below

U.S. Intermediary Bank Name:

U.S. Intermediary Bank Address:

U.S. Intermediary Bank ABA/Routing Number or SWIFT Code

ABA Routing Number (nnn-nnn-nnn):

SWIFT Code:

U.S. Intermediary Bank Account Number:
(If ABA = “021-000-089” or SWIFT = “CITIUS33”, then “Intermediary Account #” must be completed)

c)               Please provide a brief explanation of source of funds for this investment:

d)             Please indicate whether you are borrowing or are otherwise financing your acquisition of Shares hereunder.

☐  Yes   ☐  No

If answered “Yes,” please indicate the amount financed and what, if any, collateral was given to secure the financing:

4.              Additional Information

a) Please provide the Subscriber’s jurisdiction of residence for tax purposes.
(city, state, country)

b)             United States tax status (choose one):

☐	Individual/sole proprietor or single-member LLC	☐	Limited Liability Company
☐	C-Corporation	☐	Central Bank of Issue
☐	S-Corporation	☐	Private Foundation
☐	Partnership	☐	Disregarded Entity
☐	Trust/Estate	☐	Government
☐	Simple Trust	☐	Tax-Exempt Organization
☐	Grantor Trust	☐	Other (please explain):
☐	Complex Trust

☐ Yes ☐ No	c) Is the Subscriber treated as a partnership or a disregarded entity for U.S. federal income tax purposes?

☐ Yes ☐ No

d)             Is the Subscriber or any related person of the Subscriber, including any underlying beneficial owner or control person or any person for whom the Subscriber acts as agent/nominee in connection with an investment, a Politically Exposed Person (or an immediate family member or close associate of a Politically Exposed Person), as defined in Annex 1?

NOTE: Public officials acting in their official capacity when establishing a relationship between a government entity and the Company are excluded from the definition of a “Politically Exposed Person”

NOTE: If the answer to Question 4(d) is yes, complete Politically Exposed Persons (“PEP”) Questionnaire in Appendix 2.

☐ Yes ☐ No	e) Is the Subscriber a Marijuana-Related Business(6), involved with a Marijuana-Related Business, or derives revenue from or substantially invests in a Marijuana-Related Business?

☐ Yes ☐ No

f)               Is the Subscriber or any Underlying Beneficial Owner of the Subscriber an employee, “affiliate” or director of Morgan Stanley or of any affiliate of Morgan Stanley? For purposes of this paragraph, the term “affiliate” shall include any person, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Morgan Stanley.

NOTE: If the answer to Question 4(f) is “Yes,” please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet.

☐ Yes ☐ No	g) Is the Subscriber currently a senior officer, director or owner of 10% or more of the voting shares of a public company or other person identifiable as a “Corporate Insider” of a public company?

If the answer to Question 4(g) is “Yes”, please identify the name of the public company and the Subscriber’s relationship to that company:

Name:
Relationship:

In addition, if the answer to Question 4(g) is “Yes” the Subscriber agrees to update the Company as to any change in their status as above referenced “Corporate Insider.”

☐ Yes ☐ No

h)             Is the Subscriber acting on behalf of one or more Underlying Beneficial Owner(s)? A Subscriber acts on behalf of one or more Underlying Beneficial Owner(s) if the Subscriber is acting as an agent, representative, intermediary, nominee or in a

(6)         A Marijuana-Related Business includes: 1) an individual or entity directly involved in the manufacturing, production, sale or distribution of marijuana, whether for medicinal, recreational, or any other use; 2) an individual or entity that derives a substantial source of wealth, compensation, revenue or income from marijuana-related activity (e.g., service providers that cater largely to Marijuana-Related Businesses, commercial lessors that lease property to Marijuana-Related Businesses, etc.); or 3) an individual or entity that is directly and predominantly involved in supplying products, equipment or material intended or designed for use in furtherance of the manufacturing, production, sale, use or distribution of marijuana (e.g., marijuana LED grow-lights, marijuana grow tents, hydroponics, etc.).

similar capacity for any other person, nominee account or beneficial owner, whether a natural person or Entity (each such natural person or Entity, an “Underlying Beneficial Owner”)

If the answer to Question 4(h) is “Yes,” please indicate the following:

☐ Yes ☐ No

(i)             The representations, warranties and agreements made in this Subscription Booklet, including the representations and warranties contained in the Subscription Agreement and the information contained in this Subscriber Questionnaire, are true, complete and accurate with respect to the Underlying Beneficial Owner(s).

☐ Yes ☐ No

(ii)          Section B of the Subscriber Questionnaire is true, complete and accurate with respect to the assets held by the Underlying Beneficial Owner(s) and to the qualification of each Underlying Beneficial Owner as an “accredited investor” as defined in Regulation D under the 1933 Act.

☐ Yes ☐ No	(iii) Was any Underlying Beneficial Owner formed for the specific purpose of purchasing the Shares?
☐ Yes ☐ No

(iv)      Does any Underlying Beneficial Owner’s allocable portion of the Capital Commitment constitute 25% or more of such Underlying Beneficial Owner’s total assets, or 25% or more of such Underlying Beneficial Owner’s committed capital?

☐ Yes ☐ No

(v)         Is any Underlying Beneficial Owner (i) a participant-directed contribution plan (such as a 401(k) plan) or (ii) a partnership or other investment vehicle (x) in which its partners or participants have or will have any discretion to determine whether or how much of such Underlying Beneficial Owner’s assets are invested in any investment made or to be made by such Underlying Beneficial Owner (including the Subscriber’s Capital Commitment) or (y) that is otherwise an entity managed to facilitate the individual decisions of its beneficial owners to invest in the Company?

NOTE: If the answer to Question 4(h) (iii), (iv) or (v) above is “Yes,” with respect to any Underlying Beneficial Owner, each beneficial owner of such Underlying Beneficial Owner must complete a copy of this Subscriber Questionnaire (as if such person were directly purchasing the Shares).

☐ Yes ☐ No

i)                 Is the Subscriber or any Underlying Beneficial Owner, or will the Subscriber or any Underlying Beneficial Owner be, a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company, or an “affiliate” of such a person?  For purposes of this representation, an “affiliate” of any person is any person controlling, controlled by or under common control with such first person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

☐ Yes ☐ No	j) Is the Subscriber a private investment company that is not registered under the Investment Company Act in reliance on Sections 3(c)(1) or 3(c)(7) thereof?

If the answer to Question 4(j) is “Yes,” please indicate the following:

☐ Yes ☐ No	(i) Was the Subscriber formed on or before April 30, 1996?

If the answer to Question 4(j)(i) is “Yes,” please indicate the following:

☐ Yes ☐ No

(ii)          Has the Subscriber obtained consent of its indirect and direct Underlying Beneficial Owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the Investment Company Act and the rules and regulations thereunder?

5.              Dividend Reinvestment Plan

Stockholders may elect to “opt in” to the Company’s Dividend Reinvestment Plan and have their cash dividends or distributions automatically reinvested in additional Shares, rather than receiving cash by checking the box below. Stockholders who do not make such an election will receive their distributions in cash. Stockholders may change their election by notifying the plan administrator and the Company’s transfer agent and registrar in writing so that such notice is received by the plan administrator no later than 10 calendar days prior to the record date for distributions to stockholders.

☐ Opt in to the Dividend Reinvestment Plan to reinvest distributions for additional Shares

Unless the Subscriber elects to opt in to the Dividend Reinvestment Plan by checking the box above, the Subscriber will not be enrolled in the Company’s Dividend Reinvestment Plan and will instead receive cash distributions from the Company.

Section B: To be completed by all subscribers

Subscriptions will be accepted only from persons who qualify as eligible investors within the meaning of applicable federal and state securities regulations.

Unless otherwise indicated, responses should be given by reference to the specific person for whose account the Shares are being acquired. In the case of an Individual Retirement Account (“IRA”) or similar individual self-directed estate planning or investment vehicle, the response should be given with respect to the applicable account owner of such trust, IRA or similar vehicle, as the case may be.

Investor Accreditation

Shares will be sold only to Subscribers that are “accredited investors” as defined in Regulation D under the 1933 Act.

Please indicate the basis of “accredited investor” status of the Subscriber by checking all applicable statements below, or, if none apply, please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet:

For Natural Persons:

(i)	☐	a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000.(7)

(ii)	☐

a natural person who had an individual annual income in excess of $200,000 in each of the two most recent years, or a joint annual income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.(8)

For Entities:

(iii)	☐

a bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity or an insurance company as defined in Section 2(a)(13) of the 1933 Act.

(iv)	☐	a broker or dealer registered pursuant to Section 15 of the 1934 Act.

(v)	☐	an investment company registered under the Investment Company Act.

(vi)	☐

a business development company as defined in Section 2(a)(48) of the Investment Company Act or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Act.

(vii)	☐

an employee benefit plan within the meaning of Section 3(3) of ERISA (including an individual retirement plan), which satisfies at least one of the following conditions: (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or (iii) the employee benefit plan is a self-directed plan

(7)         For purposes of calculating the Subscriber’s net worth: (i) the Subscriber’s primary residence must not be included as an asset; (ii) indebtedness secured by the Subscriber’s primary residence, up to the estimated fair market value of the primary residence may not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (iii) indebtedness that is secured by the Subscriber’s primary residence in excess of the estimated fair market value of the residence must be included as a liability.

(8)         One measure of “individual annual income” is “adjusted gross income,” as reported for U.S. federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse and increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse, if applicable): (i) the amount of any tax-exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) alimony paid and (v) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

(i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account), with investment decisions made solely by persons who are “accredited investors” as defined in Rule 501 under the 1933 Act.

(viii)	☐

an employee benefit plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5,000,000.

(ix)	☐	a private business development company as defined in Section 202(a)(22) of the Advisers Act.

(x)	☐

a corporation, partnership, limited liability company, business trust or organization described in Section 501(c)(3) of the Code, in each case not formed for the purpose of acquiring the Shares, with total assets in excess of $5,000,000.

(xi)	☐

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase of the Shares is directed by persons having such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of a prospective investment in the Shares.

(xii)	☐

a trust of which each and every grantor is an individual who is an “accredited investor,” as defined in Rule 501 under the 1933 Act, or an entity that is an “accredited investor,” in each case who can amend or revoke the trust at any time.

NOTE: Please complete the ENTITY AI DRILLDOWN section below.

(xiii)	☐

an entity in which each and every one of the equity owners is (i) a natural person who is an “accredited investor” as defined in Rule 501 under the 1933 Act or (ii) an entity that is an “accredited investor” as described above.

NOTE: Please complete the ENTITY AI DRILLDOWN section below.

(xiv)	☐	none of the above. Please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet.

NOTE: If the Subscriber’s accreditation is based upon item number (xii) or number (xiii), the Subscriber must make the representations set forth below.

ENTITY AI DRILLDOWN: For Subscribers who checked number (xii) or (xiii) above.

Total number of grantors of the Subscriber (if applicable):

Total number of equity owners of the Subscriber (if applicable):

If there are more than 3 grantor/equity owners, please attach additional sheets, as necessary

Grantor/equity owner #1 — Name:

Grantor/equity owner #2 — Name:

Grantor/equity owner #3 — Name:

The Subscriber hereby represents that each grantor/equity owner listed above is an “accredited investor,” as defined in Rule 501 of Regulation D under the 1933 Act, because:

NOTE: A roman numeral, not a checkmark or other mark, must be written in the blank line(s) below. The number written in is for the grantor or equity owner, not for the Subscriber.

•            If the Subscriber’s grantor or equity owners are natural persons, Subscribers should review Accredited Investor representations (i) and (ii) under the “For Natural Persons” section in Section B and insert the applicable roman numeral(s) for the Subscriber’s grantor or equity owners in the designated space(s) below.

•            If the Subscriber’s grantors or equity owners are entities, Subscribers should review Accredited Investor representations (iii) through (xiv) under the “For Entities” section in Section B and insert the applicable roman numeral(s) for the Subscriber’s grantors or equity owners in the designated space(s) below.

•            If Accredited Investor representation(s) (xii) or (xiii) are provided for a grantor or equity owner, then additional pages of S-11 – S-12 must be provided for the grantors or equity owners of that entity grantor or equity owner, in order for them to similarly provide their applicable Accredited Investor representation(s).

Grantor/equity owner #1, if completing Section B(1) of this “Subscriber Questionnaire” truthfully and accurately, indicate the roman numeral option you would have selected

☐

Grantor/equity owner #2, if completing Section B(1) of this “Subscriber Questionnaire” truthfully and accurately, indicate the roman numeral option you would have selected

☐

Grantor/equity owner #3, if completing Section B(1) of this “Subscriber Questionnaire” truthfully and accurately, indicate the roman numeral option you would have selected

☐

Consent to Electronic Delivery of Periodic Reporting and/or Tax Information

For Primary Contact of Subscriber

•            If you choose not to consent to electronic delivery of periodic reporting (including statements, commentary and notices) and/or tax information via Matrix or if you subsequently withdraw your consent to such electronic delivery, paper copies of such periodic reporting or tax information will be furnished to you via U.S. Mail or UPS / FedEx.

•            Such consent applies to all periodic reporting or tax information, as applicable, required to be furnished to you by the Company after this consent is given until you withdraw consent.

•            Notwithstanding your consent, you are entitled to receive paper copies of such periodic reporting and tax information upon request. The Company will NOT treat your request for paper copies as a withdrawal of consent. If you wish to withdraw consent, you understand that you must do so affirmatively.

•            You may withdraw consent by contacting MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attn: Morgan Stanley Investor Servicing Team (or at such updated address as the Company may communicate to the Subscribers from time to time), or via email to msbdc@morganstanley.com. The withdrawal of consent will be effective within 60 (sixty) calendar days of receipt by the Company and will be confirmed in writing by the Company (including the date on which the withdrawal will take effect). A withdrawal of consent does not apply to any periodic reporting or tax information that was furnished electronically before the withdrawal takes effect.

•            You can contact MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attn: Morgan Stanley Investor Servicing Team (or at such updated address as the Company may communicate to the Subscribers from time to time), or via email to msbdc@morganstanley.com to communicate any changes in your contact information. The Company will email you if the contact information for the Company changes.

•            If the Subscriber has received the Subscription Booklet (including this Subscriber Questionnaire) as a pdf (portable document format) file in an email attachment or in any other electronic format, the receipt thereof reasonably demonstrates that the Subscriber can access any tax information in the electronic format in which it will be furnished to the Subscriber. If the Subscriber received the Subscription Booklet in a non-electronic format, the Subscriber confirms that it consents to electronic delivery of any tax information in respect of the Shares and that it is able to access documents delivered through electronic means.

•            If you consent to the electronic delivery of periodic reporting and/or tax information via Matrix, such periodic reporting and/or tax information may be posted to Matrix as a PDF (portable document format) file. You may download a free copy of Adobe Acrobat Reader, which will allow you to view any such periodic reporting and/or tax information, by visiting http://get.adobe.com/reader. This page contains information about the system requirements needed to use the software. Alternatively, you may be able to use an alternative PDF reader software. Certain tax information may be required to be printed and attached to a federal, state, or local income tax return.

For all Contacts of Subscriber other than the Primary Contact

•            All periodic reporting (including statements, commentary and notices) and/or tax information to be provided to you will be delivered electronically via Matrix. Paper copies of such periodic reporting or tax information will not be furnished to you via U.S. Mail or UPS / FedEx, even if you no longer wish to continue receiving such period reporting or tax information electronically via Matrix.

•            You can contact MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attn: Morgan Stanley Investor Servicing Team (or at such updated address as the Company may communicate to the Subscribers from time to time), or via email to msbdc@morganstanley.com, to communicate any changes in your contact information. The Company will email you if the contact information for the Company changes.

•            The periodic reporting and/or tax information delivered to you electronically via Matrix may be posted to Matrix as a PDF (portable document format) file. You may download a free copy of Adobe Acrobat

Reader, which will allow you to view any such periodic reporting and/or tax information, by visiting http://get.adobe.com/reader. This page contains information about the system requirements needed to use the software. Alternatively, you may be able to use an alternative PDF reader software. Certain tax information may be required to be printed and attached to a federal, state, or local income tax return.

Instructions: Please check the box below and reply to the email by which the Subscriber received this Subscription Agreement (including a copy of the completed consent) or upload the signed consent to the secure website through which the Subscriber downloaded this Subscription Agreement to confirm that (a) the Subscriber consents to electronic receipt of periodic reporting and/or tax information in respect of its Shares in the Company and (b) the Subscriber is able to open the pdf document sent to the Subscriber’s email address or posted to the Company’s secure website.

☐

I consent to electronic delivery of any tax information circulated by the Company on such terms and conditions as described in this Consent to Electronic Delivery of Periodic Reporting and/or Tax Information form.

Affirmative Indication of Independent Judgment

(Pursuant to FINRA Rule 2111)(9)

In connection with the proposed investment in the Company, the undersigned, on behalf of the Subscriber, acknowledges and represents to Morgan Stanley & Co. LLC, a registered broker-dealer, and any affiliated broker-dealers that may assist in the placement of Shares (collectively, “Morgan Stanley”) that:

☐ Yes ☐ No	1) The Subscriber qualifies as an Institutional Account, as defined in FINRA Rule 4512(c):(10)

If the Subscriber answers “Yes” to Question 1 above, Subscriber hereby represents and warrants as follows:

a)        The Subscriber (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including private equity funds and other alternative investments; and (ii) will exercise independent judgment in evaluating an investment in the Company, unless it has otherwise notified Morgan Stanley in writing;

b)        The Subscriber has consulted appropriate internal and/or external advisers to the Subscriber, other than Morgan Stanley, in connection with the Subscriber’s investment in the Company;

c)         The Subscriber will notify Morgan Stanley immediately at the address below if anything in this Subscriber Questionnaire ceases to be true; and

d)        The signatory below is authorized to sign on behalf of the Subscriber named below.

☐ Yes ☐ No

2)        Is the Subscriber a client of Morgan Stanley Private Wealth Management Ltd., Morgan Stanley Bank International Limited, Bank Morgan Stanley AG, Bank Morgan Stanley AG, Hong Kong Branch (or Morgan Stanley Asia Limited, as the case may be) or Bank Morgan Stanley AG, Singapore Branch (or Morgan Stanley Asia (Singapore) Pte., as the case may be)?

By executing this subscription booklet, the undersigned affirms that the above statements are accurate but does not waive any rights afforded under U.S. federal or state securities laws, including any rights under Section 10(b) of the 1934 Act and the rules and regulations promulgated thereunder.

NOTE: This letter shall apply with respect to an investment in the Company by the Subscriber, whether for its own account or for the account of any beneficial owner that has delegated decision making authority to the Subscriber.

If you cannot respond to Question 1 or 2 above, please contact the person listed in Section 4 of the “General Instructions” in the Subscription Booklet.

(9)              Available at http://www.finra.org/Industry/Regulation/FINRARules/.

(10)       “Institutional Account” means the account of: (1) a bank, savings and loan association, insurance company or registered investment company; (2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or (3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million as of the date of execution of this Certificate whether such assets are invested for such person’s own account or under management for the account of others.

Rule 506(D) Events

The Subscriber represents that neither the Subscriber nor anyone who is treated as a beneficial owner of the Shares hereby being purchased by the Subscriber under Rule 506(d) or Rule 506(e) of the 1933 Act has been subject to any of the following specified events during the time periods specified therein. Furthermore, prior to the final Closing, the Subscriber agrees to provide the Company with prompt written notice of the occurrence of any of the following specified events with respect to the Subscriber or any such beneficial owner.

(i)                        Conviction, within the ten year period ending on the date hereof, of any felony or misdemeanor:

(A)                  In connection with the purchase or sale of any security;

(B)                  Involving the making of any false filing with the SEC; or

(C)                  Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)                     Any order, judgment or decree of any court of competent jurisdiction, entered within the five year period ending on the date hereof, that, at this date, restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice:

(A)                  In connection with the purchase or sale of any security;

(B)                  Involving the making of any false filing with the SEC; or

(C)                  Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)                  A final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission (the “CFTC”); or the National Credit Union Administration that:

(A)                  On the date of this letter, bars the Subscriber from:

1.              Association with an entity regulated by such commission, authority, agency or officer;

2.             Engaging in the business of securities, insurance or banking; or

3.             Engaging in savings association or credit union activities; or

(B)                   Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, Manipulative, or deceptive conduct entered within the ten year period ending on the date hereof;

(iv)                 An order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C.78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, as of the date hereof:

(A)                  Suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)                  Places limitations on the activities, functions or operations of the Subscriber; or

(C)                  Bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock;

(v)                    Any order of the SEC entered within the five-year period ending on the date hereof that, as of the date hereof, orders the Subscriber to cease and desist from committing or causing a violation or future violation of:

(A)                  Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the 1933 Act, section 10(b) of the 1934 Act and rule 10b-5 thereunder, section 15(c)(1) of the 1934 Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(B)                  Section 5 of the 1933 Act.

(vi)                 Suspension or expulsion from membership in, or suspension or bar from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)              Filing (as a registrant or issuer), or being or being named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the five-year period ending on the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)           A United States Postal Service false representation order entered within the five year period ending on the date hereof, or, as of the date hereof, a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

Please check all that apply with respect to the events listed above:

☐          The Subscriber has been subject to such an event but, prior to the date hereof, (i) the court or regulatory authority that entered the relevant order, judgment or decree has advised in writing (whether contained in the relevant judgment, order or decree or separately to the SEC or its staff) that disqualification under paragraph (d)(1) of Rule 506 under the 1933 Act should not arise as a consequence of such order, judgment or decree or (ii) the SEC has issued an exemption from paragraph (d)(1) of Rule 506 with respect to such event. The Subscriber shall provide a copy of such written advice or exemption to:

c/o Morgan Stanley Direct Lending Fund

Attn: Orit Mizrachi

1585 Broadway

New York, NY 10036

☐          The Subscriber has not been subject to such an event.

Section C: To be completed by individuals (natural persons only)

To be completed by, or on behalf of, a Subscriber who is a natural person subscribing in his/her own name, including if the Shares are being purchased for the account of a natural person with the assets of an IRA, 401(k) account or Keogh Plan.

1.       Primary Subscriber Information (joint subscriber, if any, to complete information separately in Section 2 below)

Required Items

Legal Name of Primary Subscriber: First Name	Last Name

Date of birth of Subscriber (mm/dd/yyyy):	Citizenship:

Government-Issued Identification: Provide — Type of ID (e.g. EIN, social security number, taxpayer identification number, Company Registration Number, Passport Number, etc.) / ID Number / and Country of Issuance:

	/		/
(type of ID)		(EIN, social security #, taxpayer ID #)		(country of issuance)

Country of residence:

If the United States, state of residence for U.S. Income Tax purposes:

If Canada, indicate province:

Occupation:

Name of business:

Nature of business:

Position and duties:

2.       Joint Subscriber Information (if any):

Full legal name of Joint Subscriber:

(Prefix: Mr., Mrs., Dr. etc.) (First Name) (Middle Initial) (Last Name) (Suffix: Jr., III, Ph.D. etc.)

Business name (if applicable):

Date of birth (mm/dd/yyyy):	Citizenship:

Government-Issued Identification: Provide — Type of ID (e.g. EIN, social security number, taxpayer identification number, Company Registration Number, Passport Number, etc.) / ID Number / and Country of Issuance:

	/		/
(type of ID)		(EIN, social security #, taxpayer ID #)		(country of issuance)

Country of residence:

If the United States, state of residence for U.S. Income Tax purposes:

If Canada, indicate province:

Occupation:

Name of business:

Position and duties:

Residential Address: (Required for anti-money laundering purposes; a Post Office box cannot be accepted):

Number and Street			Apt./Suite

City	State	Zip Code	Country

Telephone Number:	Email Address:

Mailing Address (if different from residential address):

Number and Street		Apt./Suite

City	State	Zip Code	Country

3.       Additional Information

☐ Yes ☐ No	a)	Is the Subscriber purchasing Shares in the Company with funds that constitute, directly or indirectly, assets of any employee benefit plan or IRA subject to ERISA or to Section 4975 of the Code?

☐ Yes ☐ No	b)	Is the Subscriber subscribing as a trustee or custodian for an IRA? If yes, please complete the Additional Representation with Respect to Investment for an IRA on the Subscriber Signature Page.

Section D:  To be completed by subscribers that are entities only

To be completed by, or on behalf of, a Subscriber that is a corporation, partnership, limited liability company, trust or other association or entity, including an individual retirement account (“IRA”), 401(k) account or Keogh Plan subscribing in its own name, but not including cases where a natural person is subscribing in his/her own name using the assets of an IRA, 401(k) account or Keogh Plan.

1.     Supplemental General Information

Full legal name of subscriber (First & Last Name)

Date of incorporation or formation (mm/dd/yyyy):

State of Incorporation or Formation:

Country of Incorporation or Formation:

Government-Issued Identification: Provide — Type of ID (e.g. EIN, TIN, Co. Registration Number, taxpayer identification number, Company Registration Number, Passport Number, etc.) / ID Number / and Country of Issuance:

	/		/
(Type of ID)		(ID Number)		(Country of Issuance)

Nature of business:

2.     Beneficial owner information of Subscriber

☐ Yes ☐ No ☐ N/A	a)

If the Subscriber is a privately held entity and is not a trust, do any of the Subscriber’s beneficial owners, directly or indirectly through intermediaries, hold 10% or more of any voting or non-voting class of the Subscriber’s equity interests?

☐ Yes ☐ No ☐ N/A	b)	If the Subscriber is a trust, does the Subscriber have any beneficiaries, settlors/grantors and/or trustees that have, directly or indirectly, an equity interest of 10% or more in the trust?

☐ Yes ☐ No	c)	Is the Subscriber subscribing for Shares with the intent to sell or transfer the Shares to any other person or persons?

If the answer is “Yes” to Question 2(c), please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet

3.     Anti-Money Laundering Information

☐ Yes ☐ No	a)	Is the Subscriber a fund-of-funds entity?

☐ Yes ☐ No	b)

Are the Shares being purchased by an agent, nominee, trustee, custodian or otherwise on behalf of, or for the account of, third parties?
If yes, Anti-Money Laundering documentation, as outlined in Appendix 2, should also be provided for the underlying party.

☐ Yes ☐ No	c)

Will any other person or persons other than the Subscriber have a beneficial interest in the Shares acquired (other than as a shareholder, partner, member, trust beneficiary or other beneficial owner of equity interests in the Subscriber)?

Please refer to Investor Anti-Money Laundering Documentation Supplement in Appendix 2 for required documentation to be provided.

4.     Benefit Plan Accounts

☐ Yes ☐ No	a)

Is the Subscriber, or will the Subscriber be, a “Benefit Plan Investor”? A Benefit Plan Investor is defined as: (i) any employee benefit plan subject to Part 4 of Title I of ERISA; (ii) any plan to which Code Section 4975 applies (which includes a trust described in Code Section 401(a) that is exempt from tax under Code Section 501(a), a plan described in Code Section 403(a), an IRA or annuity described in Code Section 408 or Section 408A, a medical savings account described in Code Section 220(d), a health savings account described in Code Section 223(d) and an education savings account described in Code Section 530); (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (generally because 25 percent or more of a class of equity interests in the entity is owned by plans). Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” and (except if the entity is an investment company registered under the Investment Company Act) the assets of any insurance company separate account or bank common or collective trust in which plans invest, as well as entities deemed to hold the assets of any of the foregoing accounts.

	b)	If the answer to Question 4(a) is “Yes”, please indicate whether:

☐ Yes ☐ No		(1)	The Subscriber is or will be an “employee benefit plan,” as defined in Section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of ERISA.

☐ Yes ☐ No		(2)	The Subscriber is or will be a “plan” as defined in and that is subject to Section 4975 of the Code, including, for example, an IRA.

☐ Yes ☐ No		(3)

The Subscriber is, or will be, an entity, including an insurance company separate or general account or an investment fund, the underlying assets of which include “plan assets” that are subject to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code by reason of a plan’s investment in such entity.

		(4)

If the Subscriber answered “Yes” to 4(b)(3) above, the percentage of the assets of the Subscriber that are held on behalf of Benefit Plan Investors subject to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code during the period of investment in the Company do not, and will not, exceed:

			%

If the answer to Question 4(b)(2) is “Yes”, the Subscriber MUST complete Section C of the Subscriber Questionnaire and the Additional Representation with Respect to Investment for an IRA on the Subscriber Signature Page.

☐ Yes ☐ No	c)

Is the Subscriber (i) a bank as defined in section 202 of the Investment Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (ii) an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (iii) an investment adviser registered under the Investment Advisers Act or, if not registered as an investment adviser under the Investment Advisers Act by reason of paragraph (1) of section 203A of such Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business; (iv) a broker-dealer registered under the 1934 Act, or (v) an independent fiduciary that holds, or has under management or control at least $50 million?

☐ Yes ☐ No	d)

If the Subscriber is not a Benefit Plan Investor subject to Title I of ERISA or Section 4975 of the Code, please indicate whether such Subscriber is or will be subject to any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code that would apply to the management or operation of the Company as a result of the Subscriber’s investment in the Company.

5.     Additional Information (all questions from 5(a) through 5(h) must be answered)

☐ Yes ☐ No	a)	Was the Subscriber formed for the specific purpose of acquiring the Shares?

If the answer to 5(a) is “Yes”, please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet and attach as an exhibit to this Subscription Booklet a completed Subscriber Questionnaire for each beneficial owner of the Subscriber.

☐ Yes ☐ No	b)

Is the Subscriber a participant-directed defined contribution plan (such as a 401(k) plan) or a partnership or other investment vehicle (i) in which its partners or participants have or will have any discretion to determine whether or how much of the Subscriber’s assets are invested in any investment made or to be made by the Subscriber (including the Subscriber’s Capital Commitment) or (ii) that is otherwise an entity managed to facilitate the individual decisions of its beneficial owners to invest in the Company?

If the answer to 5(b) is “Yes”, please attach as an exhibit to this Subscription Booklet a completed Subscriber Questionnaire for each Beneficial Owner of the Subscriber.

☐ Yes ☐ No	c)

Is the Subscriber subject to the Bank Holding Company Act (the “BHC Act”) or directly or indirectly “controlled” (as that term is defined in the BHC Act) by a company that is subject to the BHC Act under the BHC Act?

☐ Yes ☐ No	d)

Does the Subscriber intend to enter, or has entered into, a swap, structured note or other derivative instrument with any third party, the return from which is or will be based in whole or in part on the return of the Company?

☐ Yes ☐ No		If “Yes”, does any such third party include a Benefit Plan Investor (as defined in 4(b) above)?

If the answer to 5(d) is “Yes,” each counterparty that is an entity must complete a copy of this Subscriber Questionnaire, in each case as if such counterparty were directly purchasing the Shares.

☐ Yes ☐ No	e)

If the Subscriber is a grantor trust and is a “United States person” for U.S. federal income tax purposes (as defined in Annex 1), the Subscriber is submitting such documentation (e.g., Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, W-8EXP or W-9) and information pertaining to each grantor or other owner that permits the Company to reliably associate each such grantor’s or other owner’s indirect share of the Company’s income with such grantor or other person.

☐ Yes ☐ No	f)

Is the Subscriber or any Underlying Beneficial Owner subject to the U.S. Freedom of Information Act, Section 552(a) of Title 5, United States Code (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws with similar intent or effect to FOIA, or any other similar statutory or legal right that might result in the disclosure of confidential information relating to the Company?

If the answer to 5(f) is “Yes,” please indicate the relevant laws to which the Subscriber (or any Underlying Beneficial Owner) is subject and provide any additional explanatory information in the space provided below.

☐ Yes ☐ No	g)	To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

If the answer to 5(g) is “Yes,” please identify such related investor(s) below.

☐ Yes ☐ No	h)

Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Subscriber)? (By way of example, and not limitation, “nominee” Subscribers or Subscribers who have entered into swap or other synthetic or derivate instruments or arrangements with regard to the Shares to be acquired herein would be required to check “Yes” to the left.)

Section E:  Subscriber Signature Pages (all subscribers)

Subscriber Signature Page

To be signed by all subscribers:

Execution of this signature page constitutes execution by the Subscriber of this Subscription Booklet. This Subscription Agreement shall become a binding agreement between the Subscriber and the Company on the date accepted by the Company. With the signature(s) below, the Subscriber acknowledges, represents and agrees that it has carefully read, and is familiar with, this Subscription Booklet and the Memorandum, and agrees that signing below constitutes the receipt and agreement to the terms of this Subscription Booklet and the execution of this Subscription Booklet. The Subscriber hereby confirms that the information provided in the Subscriber Questionnaire and all of its representations, warranties and agreements set forth in this Subscription Agreement and other documents constituting the Subscription Booklet (including Appendices and Annexes hereto) are true, correct and complete. The Subscriber hereby confirms that the signatory hereto has the authority to sign this document on behalf of the Subscriber. By signing this signature page, the Subscriber hereby gives power of attorney to the officers of the Company to execute certain documents on the Subscriber’s behalf. Please refer to Section 8.17 on pages 18-19 of the Subscription Agreement.

The Subscriber acknowledges that it has received from Morgan Stanley Direct Lending Fund copies of the following:

•                  Confidential Private Placement Memorandum

•                  Subscription Booklet

Please write in your commitment amount in the line below and fill in the date of signature in the bolded sentence below.

Subscriber’s Requested Capital
Commitment is $

IN WITNESS WHEREOF, the Subscriber has executed and unconditionally delivered this Subscription Booklet, this

                                               day of                        , 20

Individual Investor or Individual Retirement Account (“IRA”)*:

Print Full Legal Name of Subscriber

Signature of Subscriber

Print Name of Joint Investor*

Signature of Joint Investor

*IRA Custodian/Trustee Acknowledgement

The undersigned, being the custodian or trustee of the above-named individual retirement account, hereby accepts and agrees to this subscription.

Name of Custodian or Trustee

Signature of Authorized Signatory

Name of Authorized Signatory

Partnership, Corporation, Limited Liability Company, Trust, Custodial Account, Other Investor:

Print Full Legal Name of Subscriber

Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

Additional Representation With Respect to Investment For an Individual Retirement Account:

If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA has executed the Subscription Agreement on the signature page, then the individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute the Subscription Agreement on the signature page; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Full Legal Name

Signature

Name and Address of Custodian and Contact Individual

Print Title of Authorized Signatory

Trustee/Custodian’s Tax I.D. Number:

**** IRA custodian or trustee in every case must sign acknowledgment on the preceding page****

Form of Company Acceptance of Subscription

Dear [Subscriber],

This letter confirms your Capital Commitment to Morgan Stanley Direct Lending Fund (the “Company”) was accepted by the Company in the amount of $[AMOUNT] effective as of [DATE] pursuant to the terms and conditions set forth in the subscription agreement executed by you.

Very truly yours,

Morgan Stanley Direct Lending Fund

By:
Name:
Title:

Appendix 1:  Internal Revenue Service Form W-9 and W-8BEN

Read the instructions to the applicable Internal Revenue Service Tax Forms. The relevant IRS Forms and their instructions can also be accessed on the IRS website at http://www.irs.gov.

•            If the Subscriber is a “United States person” for U.S. federal income tax purposes (e.g., a U.S. citizen or a U.S. resident), please complete and execute Form W-9 in accordance with the instructions accompanying the form.

•            If the Subscriber is not a “United States person” for U.S. federal income tax purposes (e.g., a nonresident alien), please complete and execute Form W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable. If the Subscriber is claiming benefits under an income tax treaty, please provide a U.S. taxpayer identification number on Form W-8BEN or Form W-8BEN-E, as applicable.

•            Please note that if the W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable, does not contain such U.S. taxpayer identification number or is otherwise missing information or has been incorrectly filled out, the income tax treaty benefits claimed will not be applied. Instead the Company will withhold at full U.S. tax rates.

Attached are eight different tax forms. These tax forms and their instructions can also be accessed on the IRS website at http://www.irs.gov. Please read the guidelines below and the instructions accompanying the forms to determine which form(s) applies to the Subscriber, and then complete and execute the relevant form(s) in accordance with such instructions.

In the case of joint investors, each investor must complete and execute the relevant form.

If the Subscriber is not a United States person, the Subscriber should notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet.

FATCA Compliance: In order to comply with the FATCA rules and avoid the imposition of U.S. federal withholding tax, the Company requires Subscribers to provide additional information as described in the Subscription Agreement and may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Company for any form of damages or liability as a result of any of the aforementioned actions.

App 1-1

Appendix 2: Politically Exposed Persons (“PEP”) Questionnaire

1.              Is the Subscriber or related individual a current or former public figure (as defined under “Politically Exposed Person” in Annex 1)?

Yes     ☐     No     ☐                     If the answer is YES, please provide the following:

Official title/position(s) (current and former):

Dates of Service:

Country from which PEP Derives Status:

Salary/compensation from official duties (current role only):

Other sources of wealth/income:

2.              Is the Subscriber or related individual an immediate family member of a current or former public figure (as defined under “Politically Exposed Person” in Annex 1)?

Yes     ☐     No     ☐                     If the answer is YES, please provide the following:

Full Name of Public Figure:

Relationship to Client:

Official title/position(s) (current and former):

Dates of Service:

Country from which PEP Derives Status:

3.              Is the Subscriber or related individual a known close associate of a current or former public figure (as defined under “Politically Exposed Person” in Annex 1)?

Yes     ☐     No     ☐                     If the answer is YES, please provide the following:

Full Name of Public Figure:

Relationship to Client:

Official title/position(s) (current and former):

Dates of Service:

Country from which PEP Derives Status:

App 2-1

To comply with applicable Anti-Money Laundering (“AML”) legislation and regulations, Morgan Stanley is required to conduct due diligence on all investors. The attached supplement includes guidance on the specific information and documentary evidence required on each investor. In all cases, Morgan Stanley reserves the right to request any further information we deem necessary for AML purposes. Please note that this list is not exhaustive, as additional documentation may be required based on specific criteria identified at onboarding.

All Non U.S. Wealth Management subscribers must review and provide the applicable documents below:

Investor Type	Required Documentation
	•	Valid government issued ID (e.g. passport, driver’s license, etc.)
Individuals	•	Proof of residential address
	•	Source of wealth/source of funds
	•	Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.)
Personal Holding Company	•	Identification of layers of organizational structure down to ultimate individual owner(s)
	•	Authorized Signatory list, including name and country of domicile
	•	Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3)
• Documentation requirements for individuals apply to each beneficial owner and key controller identified
	•	First and signature pages of Trust Agreement
	•	Documentation identifying the Trustee/Protector (can be Trust Agreement)
• Documentation requirements for individuals apply to each Trustee/Protector identified
• A formation document is required for any corporate Trustee/Protector identified
Trust	•	Documentation identifying the Grantor/Settlor/Donor (can be Trust Agreement)
• Documentation requirements for individuals apply to each Grantor/Settlor/Donor identified
* For Statutory Trusts created by a filing with a Secretary of State or similar office (i.e., REITS), please contact GFC
	•	Documentation showing formation of the entity (e.g. Partnership Agreement, etc.)
	•	Identification of layers of organizational structure down to Ultimate Beneficial Owner(s) holding 10% or more of the equity interests
Partnership	•	Certification for Beneficial Owners and Key Controller of Legal Entity Customer (Complete Appendix 3)
• Documentation requirements for individuals apply to each beneficial owner and key controller identified

App 2-2

Investor Type	Required Documentation
Private Corporation,	•	Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.)
Company or Limited Liability Company	•	Identification of layers of organizational structure down to Ultimate Beneficial Owner(s) holding 10% or more
	•	Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3)
• Documentation requirements for individuals apply to each beneficial owner and key controller identified
	•	Documentation showing formation of the entity (e.g. Trust Agreement, etc.)
	•	Proof of regulation, if applicable Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3)
Pension Fund		• Documentation requirements for individuals apply to each beneficial owner and key controller identified
	•	Identification of the Plan Sponsor, including documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.)
	•	Pension Fund Questionnaire
	•	Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.)
Collective Investment	•	Fund structure
Scheme / Pooled Investment	•	Investment Adviser: Full legal name and proof of regulation
Vehicle	•	Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3) — {Not required if fund is managed by a SEC Registered Investment Adviser}
• Documentation requirements for individuals apply to each beneficial owner and key controller identified
	•	Full legal name of entity performing KYC on fund’s investors
	•	Collective Investment Scheme Questionnaire
	•	Collective Investment Scheme Sanctions Questionnaire
Charity/Charitable	•	Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.)
Foundation/Religious Organization	•	Listing in a central register of charities or other documentation from the regional organization of a denomination/religion, if applicable
	•	Certification for Beneficial Owners and Key Controller of Legal Entity Customers (complete Appendix 3)
• Only identification of one key controller is required. Documentation requirements for individuals apply to the key controller identified
	•	Constitutional documentation evidencing the establishment or appointment as a SWF OR publicly available information
Sovereign Wealth Fund	•	Certification for Beneficial Owners and Key Controller of Legal Entity Customers (complete Appendix 3)
• Only identification of one key controller is required. Documentation requirements for individuals apply to the key controller identified
	•	Documentation establishing the Sovereign Wealth Fund is 100% state owned

App 2-3

Appendix 3

Appendix 3: Beneficial Owner(s) (10% or More) and Key Controller Certification

I.                General Instructions

What is this form?

U.S. law requires financial institutions to obtain, verify, and record information about the beneficial owners and key controllers of legal entity customers.

Who has to complete this form?

This form is applicable to legal entity customers and must be completed by the person opening a new account or establishing a customer relationship on behalf of a legal entity. For the purposes of this form, a legal entity includes a corporation, limited liability company, partnership, personal holding company, statutory trust, or other entity created by the filing of a public document with a Secretary of State or similar office, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts or establishing a customer relationship on their own behalf.

What information do I have to provide?

This form requires you to provide the name, address, date of birth and social security number (in the case of non-U.S. individuals, a social security number, a passport number or other similar information) for the following:

(i)             Each individual, if any, who owns, directly or indirectly, 10 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 10 percent or more of the shares of a corporation); and

(ii)          An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

II.           Certification of Beneficial Owner(s) and Key Controller

Persons opening an account or establishing a customer relationship on behalf of a legal entity must provide the following information:

a.                                      Name of Natural Person Opening Account/Establishing Customer Relationship:

b.                                      Title of Natural Person Opening Account/Establishing Customer Relationship:

App 3-1

The following section refers to the Legal Entity for Which the Account is Being Opened/Relationship Established:

c.                                       Legal Entity Name:

d.                                      Legal Entity Type:

e.                                       Address of the Legal Entity:

III.      Exclusions (if applicable)

If you believe the Legal Entity customer listed in Section II, paragraph (c) above falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. 1010.230(e)(2), please check the applicable box below and skip Section III.A and Section III.B.

U.S. Publicly Listed Companies	☐	An issuer of securities registered under section 12 of the Securities Exchange Act of 1934 or that is required to file reports under section 15(d) of that Act.

☐

An entity (other than a bank) whose common stock or analogous equity interests are listed on the New York, American, or NASDAQ stock exchange (other than an entity whose equity interests are listed under the “NASDAQ Companies — Capital Market” heading).

☐

A subsidiary (other than a bank) of an entity described in the immediately preceding exclusion that is organized under the laws of the United States or of any state and at least 51% of whose common stock or analogous equity interests are held by the listed entity.

Financial Institutions	☐	A financial institution regulated by a U.S. federal functional regulator or a bank regulated by a U.S. state bank regulator.

Bank Holding Companies	☐

A bank holding company, as defined in section 2 of the Bank Holding Company Act of 1956 (12 U.S.C. 1841), or a savings and loan holding company, as defined in section 10(n) of the Home Owners’ Loan Act (12 U.S.C. 1467a).

Commodity Futures Trading Commission (“CFTC”) Exemptions	☐

A registered entity, commodity pool operator, commodity trading advisor, retail foreign exchange dealer, swap dealer, or major swap participant, each as defined in section 1a of the Commodity Exchange Act, that is registered with the CFTC.

App 3-2

Securities and Exchange Commission (“SEC”) Exemptions	☐	An investment company, as defined in section 3 of the Investment Company Act of 1940, that is registered with the SEC under that Act.

	☐	An investment adviser, as defined in the Investment Advisers Act of 1940, that is registered with the SEC under that Act.

	☐	An exchange or clearing agency, as defined in section 3 of the Securities Exchange Act of 1934, that is registered under section 6 or 17A of that Act.

	☐	Any other entity registered with the SEC under the Securities Exchange Act of 1934.

Financial Market Utilities	☐	A financial market utility designated by the Financial Stability Oversight Council under Title VIII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Public Accounting Firms	☐	A public accounting firm registered under section 102 of the Sarbanes-Oxley Act.

Insurance Companies	☐	An insurance company regulated by a U.S. state.

U.S. Governmental Entity Exemptions	☐	A department or agency of the United States, of any state, or of any political subdivision of a state

☐

An entity established under the laws of the United States, of any state, or of any political subdivision of any state, or under an interstate compact between two or more states, that exercises governmental authority on behalf of the United States or any such state or political subdivision.

Non-U.S. Entity Exemptions	☐	A non-U.S. governmental department, agency or political subdivision that engages only in governmental rather than commercial activities.

	☐	A foreign financial institution established in a jurisdiction where the regulator of such institution maintains beneficial ownership information regarding such institution.

Pooled Investment Vehicles	☐	A pooled investment vehicle that is operated or advised by a financial institution excluded under one of the exclusions above.

A.            Beneficial Owner(s)

For Nonprofit and Pooled Investment Vehicles legal entity customers, please skip to Section B (Key Controller) below.

Please provide the following information for each individual (natural person), if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 10 percent or more of the equity interests (“Beneficial Owner”) of the legal entity customer listed above.

Please Note: If a Trust directly or indirectly owns 10 percent or more of the equity interests of a legal entity customer, the beneficial owner shall mean the trustee and must be provided below. If the trustee is a Corporate

App 3-3

Trustee, the Corporate Trustee’s information must be provided below (i.e., full legal entity name, principal business address and taxpayer identification number or other government issued identification number for non-US legal entities).

☐ Beneficial Owner Not Applicable (Check this box and skip to Section B (Key Controller) if there is no individual that meets the definition of a Beneficial Owner stated above.)

Beneficial Owner 1

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

App 3-4

Beneficial Owner 2

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Beneficial Owner 3

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

App 3-5

Beneficial Owner 4

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Beneficial Owner 5

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

App 3-6

Beneficial Owner 6

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Beneficial Owner 7

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

App 3-7

Beneficial Owner 8

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Beneficial Owner 9

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

App 3-8

Beneficial Owner 10

INDIVIDUAL NAME	STREET ADDRESS

DATE OF BIRTH	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

*Where a social security number is unavailable, Non-U.S. Persons may provide a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

B.            Key Controller

All legal entities must complete this section.

Please provide the following information for one individual (natural person) with significant responsibility to control, manage, or direct the legal entity listed above, such as:

•                  An executive officer or senior manager (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President or Treasurer; with regards to a pooled investment vehicle, a portfolio manager, commodity pool operator, commodity trading advisor, or general partner); or

•                  Any other individual who regularly performs similar functions.

(Where applicable, an individual under the Beneficial Owner(s) section above may also serve as a Key Controller and be listed below.)

App 3-9

Key Controller

INDIVIDUAL NAME

TITLE/RESPONSIBILITY OF KEY CONTROLLER AT LEGAL ENTITY

DATE OF BIRTH	STREET ADDRESS

	CITY	STATE	ZIP	COUNTRY

SSN	ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Certification

I,                                                                                                 (name of natural person opening account/ establishing a customer relationship), hereby certify, to the best of my knowledge, that the information provided above is complete and correct. I further agree to inform Morgan Stanley of any changes to the Beneficial Owner(s) and Key Controller information provided, including if/when an individual becomes a 10 percent or more Beneficial Owner.

SIGNATURE	DATE

LEGAL ENTITY IDENTIFIER (OPTIONAL)

*Where a social security number is unavailable, Non-U.S. Persons may provide a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard

App 3-10

Annex 1

Annex 1: Definitions

I.          Definition of “investments”

1)             Securities of public companies.

A “public company” is any company or other entity that (i) files reports pursuant to Section 13 or Section 15(d) of the 1934 Act or (ii) has a class of securities that are listed on a “designated offshore securities market” as such term is defined by Regulation S under the 1933 Act. For example, a company whose equity securities are listed on a national securities exchange or traded on the National Association of Securities Dealers Automated Quotation System (NASDAQ) would be a “public company.”

2)             Securities of registered investment companies, such as mutual funds (including money market funds) and publicly-traded closed-end funds.

3)             Securities of private investment companies (including private investment funds) that are exempt from the Investment Company Act by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

The Subscriber may also include interests in companies that are (i) exempt from the Investment Company Act by Section 3(c)(2), (3), (4), (5), (6), (8) or (9) of the Investment Company Act, (ii) exempt from the Investment Company Act by Rule 3a-6 or 3a-7 under the Investment Company Act or (iii) commodity pools.

4)             Cash and cash-equivalents (including foreign currencies) held for investment purposes.

Cash-equivalents include bank deposits, certificates of deposit, bankers’ acceptances and similar bank instruments held for investment purposes and the net cash surrender value of an insurance policy.

5)             Real estate held for investment purposes.

Real estate held for investment purposes excludes the following types of real estate used by the Subscriber, its owners or its owners’ “related persons” (a “related person” means a spouse or former spouse, sibling, direct lineal descendant or ancestor by birth or adoption or a spouse of such descendant or ancestor): (i) for personal purposes, (ii) as a place of business or (iii) in connection with a trade or business (unless the Subscriber is engaged primarily in the business of investing, trading or developing real estate and the real estate in question is part of such business). Residential real estate may be considered “held for investment” if deductions on the property are not disallowed by Section 280A of the Code.

6)             Securities of non-public companies that have shareholders’ equity of at least $50 million.

“Shareholders’ equity” should be the amount reflected as such on the relevant company’s most recent (and in any event not more than 16 months old) financial statements prepared in accordance with generally accepted accounting principles.

7)             Securities of non-public companies that do not control, are not controlled by, or are not under common control with the Subscriber.

For purposes of this question, the term “control,” when used with respect to any entity, means (i) the possession of the power to appoint an officer or director of the entity and the ownership directly or indirectly of any voting securities of the entity or (ii) the ownership directly or indirectly of more than 25% of the voting securities of the entity. The terms “controlled by” or “under common control with” have meanings correlative to the foregoing.

8)             Commodity futures contracts, options on commodity futures contracts and options on physical commodities traded on or subject to the rules of (i) a contract market designated under the Commodity Exchange Act and the rules promulgated thereunder or (ii) a non-U.S. board of trade or exchange as contemplated in the rules promulgated under the Commodity Exchange Act (collectively, “Commodity Interests”) each held for investment purposes.

Commodity Interests should be valued at their initial margin or option premium. A Commodity Interest or physical commodity owned, or a Financial contract entered into, by a Subscriber that is engaged primarily in the business

Annex 1-1

of investing, reinvesting or trading in Commodity Interests, physical commodities or financial contracts in association with such business may be deemed to be held for investment purposes.

9)             Physical commodities with respect to which a Commodity Interest is traded on a market described in the immediately preceding bullet point, including certain precious metals, held for investment purposes.

A Commodity Interest or physical commodity owned, or a Financial contract entered into, by a Subscriber that is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, physical commodities or financial contracts in association with such business may be deemed to be held for investment purposes.

10)      Swaps and other financial contracts held for investment purposes.

“Financial contracts” are defined in Section 3(c)(2) of the Investment Company Act as any arrangement that (i) takes the form of an individually negotiated contract, agreement or option to buy, sell, lend, swap or repurchase or other similar individually negotiated transaction commonly entered into by participants in the financial markets, (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value or any other financial or economic interest similar in purpose or function to any of the foregoing and (iii) is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

11)      “Authorized Person” means the fiduciary signing the relevant agreement on behalf of the Plan (e.g., plan sponsor, plan investment committee, named fiduciary, or investment advisor).

12)      “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

13)      “Code” means the U.S. Internal Revenue Code of 1986, as amended.

14)      “Plan” has the meaning given in Section 8.11 of the Subscription Agreement.

II.     Special Rules

Certain Retirement Plans and Trusts: If the Subscriber is a natural person, he or she may include in the amounts of his or her investments any investments held in an individual retirement account or similar account, the investments of which are directed by and held for the benefit of the Subscriber.

III.                              Valuation of Investments

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1)             In the case of Commodity Interests, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and

2)             In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(a)         The amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investments owned by such person.

(b)         A Family Company, in addition to the amounts specified in clause (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

IV. Other Definitions

Beneficial Owner (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means each individual, who directly or indirectly, through any contract, arrangement,

Annex 1-2

understanding, relationship or otherwise, owns 25% or more (10% or more for higher risk customers) of the equity interests of a legal entity Subscriber.

Business Day means any day other than a Saturday, a Sunday or a day on which banks are permitted to be closed in New York, New York.

Family Company means any entity (including a trust, partnership, limited liability company or corporation) that is owned directly or indirectly by or for (i)(a) two or more natural persons who are related as siblings, spouses or former spouses, or as direct lineal descendants by birth or adoption or (b) spouses of such persons, (ii) estates of such persons or (iii) foundations, charitable organizations or trusts established by or for the benefit of such persons.

Government Entity means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

Immediate family member means a spouse, a minor child, or a child residing in the same residence as an employee or director of Morgan Stanley or any affiliate of Morgan Stanley.

Investment Company means an entity (whether a trust, a partnership, a limited liability company, a corporation or another entity) is an “investment company” as defined in the Investment Company Act if it owns or proposes to acquire “investment securities” having a value exceeding 40% of its assets (excluding government securities and cash items) or is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities. This definition therefore includes family trusts and other entities that are not themselves operating businesses, but rather hold securities and other investments for investment purposes.

An entity is generally not required to register as an “investment company” under the Investment Company Act if it has fewer than 100 beneficial owners, which is the exemption referred to as Section 3(c)(1) in the representations above. Alternatively, an entity is generally not required to register (i) if all of its beneficial owners are “qualified purchasers” (as defined in the Investment Company Act), which is the exemption referred to as Section 3(c)(7) in the representations above or (ii) if it is a foreign private investment company, which is the exemption referred to as Section 7(d) in the representations above.

Key Controller (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means a single individual with significant responsibility to control, manage, or direct a legal entity Subscriber, including an executive officer or senior manager or any other individual who regularly performs similar functions.

Politically Exposed Person (PEP) means: (1) a prominent public figure who is a natural person currently or formerly entrusted with a senior public role or function (e.g., a senior official in the executive, legislative, military, administrative, or judicial branches of government); (2) an immediate family member, which includes as the spouse/partner, parent, grandparent, sibling, child, step-child, or in-law of a prominent public figure; (3) a known close associate, which includes those individuals that are widely- and publicly-known to maintain a close relationship to the prominent public figure. These known close relationships can occur with anyone and in any capacity, but some examples include distant relatives, advisors, partners outside the family unit, employees, business associates and representatives/agents.

Private Fund means any issuer that would be an investment company as defined in section 3 of the Investment Company Act but for section 3(c)(1) or 3(c)(7) of that Act.

United States person for U.S. federal income tax purposes means (i) an individual who is a citizen of the United States or a resident alien for U.S. federal income tax purposes; (ii) a corporation, an entity treated as a corporation or an entity treated as a partnership, in each case created or organized in or under the laws of the United States or

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any state or political subdivision thereof or therein (including the District of Columbia); (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (b) such trust was in existence on August 20, 1996 and was treated as a domestic trust on August 19, 1996 and such trust has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

Annex 1-4

Annex 2

Annex 2:  Non-US Subscriber Representations(11)

Subscribers in Argentina

The Subscriber confirms that it is aware that the Shares have not been registered with the Comisión Nacional de Valores and may not be offered or sold publicly in Argentina.  Accordingly, the Subscriber acknowledges, confirms and agrees that (a) it has not been solicited by the Company, its placement agent or any person acting for or on behalf of either of the foregoing in connection with the distribution to the Subscriber of the Memorandum or its purchase of the Shares and (b) it contacted the Company outside Argentina in connection with the distribution to it of the Memorandum and its purchase of the Shares.

Subscribers in Australia

The Subscriber represents, warrants, acknowledges and agrees that (a) it qualifies as a “wholesale client,” a “professional investor” or a “sophisticated investor” within the meaning of the Australian Corporations Act 2001 (Cth) (a “Permitted Investor”) and it will be liable for any loss incurred by the Company as a result of a violation of this representation and (b) at no time during the 12 months following the issuance of its Shares will it sell such Shares to any person who is not a Permitted Investor.

Subscribers in Bahrain

The Subscriber represents, warrants and confirms that (a) it is an “accredited investor” and (b) it has read “Section XI—Risk Factors” of the Memorandum and understands the risky nature of the financial instruments on offer.  “Accredited investors” include (i) individuals holding financial assets (either singly or jointly with their spouse) of US$ 1,000,000 or more; (ii) companies, partnerships, trusts or other commercial undertakings, which have financial assets available for investment of not less than US$ 1,000,000; and (iii) governments, supranational organizations, central banks or other national monetary authorities, and state organizations whose main activity is to invest in financial instruments (such as state pension funds).

Subscribers in Brazil

The Subscriber represents, confirms and acknowledges that (a) it is a professional investor for the purposes of the applicable Brazilian legislation, (b) it is aware of the risks involved with respect to the offering of the Shares, (c) it is aware that the offering is not a public offering and was not and will not be registered with the Comissão de Valores Mobiliários; and (d) it will not be able to sell the Shares to a transferee that is not considered a professional investor or qualified investor for the purposes of the applicable Brazilian legislation.

Subscribers in Canada

ADDITIONAL REPRESENTATIONS

AND ACCREDITED INVESTOR CERTIFICATE
FOR INVESTORS RESIDENT IN CANADA

(TO BE COMPLETED BY ALL INVESTORS IN CANADA)

Instructions:  Please complete this document in its entirety.

In connection with the purchase of the Shares by the Subscriber, the Subscriber represents and warrants to the Company that:

i.              it is a resident of Alberta, British Columbia, Ontario, Nova Scotia, Quebec or Saskatchewan;

(11)  For Subscribers in the European Economic Area, please see Annex 3.

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ii.             it is an “accredited investor” within the meaning of section 1.1 of National Instrument 45-106 — Prospectus Exemptions (“NI 45-106”) on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below, beside which the undersigned has indicated that the undersigned belongs;

iii.            it has not been created or used solely to purchase or hold securities as an “accredited investor” described in paragraph (m) of section 1.1 of NI 45-106;

iv.            it is purchasing the Shares as principal, not as agent, for investment only and not with a view to resale or distribution;

v.             it is entitled under applicable securities laws in Alberta, British Columbia, Ontario, Nova Scotia, Quebec or Saskatchewan to purchase the Shares without the benefit of a prospectus qualified under such securities laws;

vi.            it understands and acknowledges that the Shares may not be resold except in reliance on an exemption from the prospectus requirements of applicable Canadian provincial securities laws

vii.           it understands and acknowledges that the Shares have not been and will not be qualified for distribution under applicable securities laws in Alberta, British Columbia, Ontario, Nova Scotia, Quebec or Saskatchewan and that the Company is not obligated to file and has no present intention of filing with any securities regulatory authority in Canada any prospectus in respect of the sale or resale of Shares;

viii.          it is basing its investment decision solely on the final version of the Memorandum and not on any other information concerning the Company, the Advisor, the Administrator, or the offering of the Shares;

ix.            it confirms that none of the funds being used to purchase Shares are, to its knowledge, (i) proceeds obtained or derived, directly or indirectly, as a result of illegal activities, (ii) intended to be used, directly or indirectly, in order to carry out a criminal offence, a terrorist activity or for the benefit of a terrorist group, (iii) owned or controlled by a terrorist group, or (iv) tendered on behalf of a person or entity who has not been identified to the Subscriber and it understands and acknowledges that if the Company knows or suspects that an investor is engaged in money laundering, they are required to report such information to the Financial Transactions and Reports Analysis Centre of Canada (FINTRAC) and such report shall not be treated as a breach of any restriction upon the disclosure of information imposed by Canadian law or otherwise;

x.             it understands and acknowledges that no securities commission or similar authority in Canada has reviewed or in any way passed upon the Memorandum or the merits of the Shares and that any representation to the contrary is an offence;

xi.            it understands and acknowledges that the financial information contained in the Memorandum has not been prepared in accordance with Canadian generally accepted accounting principles and that fluctuations in the exchange rate between the U.S. dollar and the Canadian dollar will affect the value, in Canadian dollars, of an investment in the Shares;

xii.           it is the Subscriber’s wish that this Subscription Agreement, the Memorandum and any other documents relating to the Subscriber’s subscription for Shares be drawn up in the English language only;

Annex 2-2

xiii.          it is a “permitted client” within the meaning of Section 1.1 of National Instrument 31-103 — Registration Requirements, Exemptions and Ongoing Registrant Obligations;

xiv.         it understands and acknowledges that the Shares may not be resold except in reliance on an exemption from the prospectus requirements of applicable Canadian provincial securities laws;

xv.          it understands and acknowledges that the distribution of the Shares in Canada is being made on a private placement basis pursuant to an available exemption from the prospectus requirements under applicable Canadian provincial securities laws and that as a result, certain protections, rights and remedies afforded to investors under such securities laws will not be available to it;

xvi.         it understands and acknowledges that (i) the Company and its directors, officers, employees, agents and representatives (the “Company Representatives”) may be located outside Canada and, as a result, it may not be possible for the Subscriber to effect service of process within Canada upon the Company Representatives; and (ii) all or a substantial portion of the assets of the Company Representatives may be located outside Canada and, as a result, it may not be possible to satisfy a judgment against the Company Representatives in Canada or to enforce a judgment obtained in Canadian courts against the Company Representatives outside Canada;

xvii.        it understands and acknowledges that its name and other specified information, including information pertaining to the Shares it acquires, may be disclosed to Canadian securities regulatory authorities and become available to the public in accordance with the requirements of applicable Canadian securities laws and it consents to the collection, use and disclosure of this information;

xviii.       it (if it is an individual) acknowledges that the following personal information about the Subscriber will be disclosed to Canadian securities regulatory authorities: her or her full legal name, residential street address, telephone number, email address (if available), details of securities purchased and details of the prospectus exemption relied on. This personal information is being collected on behalf of and used by the securities regulatory authority or regulator under the authority granted in securities legislation for the purposes of the administration and enforcement of securities legislation. It authorizes and consents to such indirect collection of personal information by the securities regulatory authorities and regulators. Questions about such indirect collection of personal information should be directed to the securities regulatory authority or regulator in the province where the Subscriber is located or resident, as set out below:

Alberta Securities Commission Suite 600, 250 — 5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082

Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario M5H 3S8
Telephone: (416) 593- 8314
Toll free in Canada: 1-877-785-1555
Facsimile: (416) 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of information: Inquiries Officer

British Columbia Securities Commission P.O. Box 10142, Pacific Centre 701 West Georgia Street Vancouver, British Columbia V7Y 1L2 Inquiries: (604) 899-6854	Autorité des marchés financiers 800, Square Victoria, 22e étage C.P. 246, Tour de la Bourse Montreal, Quebec H4Z 1G3

Annex 2-3

Toll free in Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@bcsc.bc.ca

Nova Scotia Securities Commission
Suite 400, 5251 Duke Street
Duke Tower, P.O. Box 458
Halifax, Nova Scotia B3J 2P8
Telephone: (902) 424-7768
Facsimile: (909) 424-4625

Telephone: (514) 395-0337 or 1-877-525-0337
Facsimile: (514) 873-6155 (For filing purposes only)
Facsimile: (514) 864-6381 (For privacy requests only)
Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers)

Financial and Consumer Affairs Authority of Saskatchewan
Suite 601 – 1919 Saskatchewan Drive
Regina, Saskatchewan S4P 4H2
Telephone: (306) 787-5879
Facsimile: (306) 787-5899

xix.         it understands and acknowledges that the Company and its counsel are relying on the information contained in this document in order to determine whether the Company may sell the Shares to the Subscriber in a manner exempt from the prospectus and registration requirements of the applicable securities laws of the Canadian jurisdiction in which the Subscriber is resident; and

xx.          it will promptly provide any information, confirmation and assurances as may be required by law or by any Canadian provincial securities regulatory authority in connection with the offering of Shares.

Please initial each applicable category of accredited investor:

☐ (a)                                                                  a Schedule I, II or III bank, or a Canadian financial institution.

☐ (b)                                                                  the Business Development Bank of Canada.

☐ (c)                                                                   a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

☐ (d)                                                                  a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer.

☐ (e)                                                                   an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d).

☐ (e.1)                                                         an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

☐ (f)                                                                    the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.

☐ (g)                                                                   a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

Annex 2-4

☐ (h)                                                                  any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

☐ (i)                                                                      a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.

☐ (j)                                                                     an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000.

Financial assets include cash and securities, but do not include a personal residence — see the definition of “financial assets” later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).

If you are an accredited investor described in this paragraph (j), and do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45-106F9 — Form for Individual Accredited Investors.

☐ (j.1)                                                           an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000.

The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).

☐ (k)                                                                  an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

If you are an accredited investor described in this paragraph (k), you must deliver a completed Form 45-106F9 — Form for Individual Accredited Investors.

☐ (l)                                                                      an individual who, either alone or with a spouse, has net assets of at least $5,000,000.

To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.

If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45-106F9 — Form for Individual Accredited Investors.

☐ (m)                                                              a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.

☐ (n)                                                                  an investment fund that distributes or has distributed its securities only to:

(i)                                     a person that is or was an accredited investor at the time of the distribution;

Annex 2-5

(ii)                                  a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii)                               a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106.

☐ (o)                                                                  an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

☐ (p)                                                                  a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

☐ (q)                                                                  a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction.

☐ (r)                                                                     a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

☐ (s)                                                                    an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function.

☐ (t)                                                                     a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

If you have initialled this paragraph (t), name each owner of an interest, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Annex 2). If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.

Name	Category

☐ (u)                                                                  an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

☐ (v)                                                                  a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

☐ (w)                                                                a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent,

Annex 2-6

grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

If you have initialled this paragraph (w), name the person who established the trust and each trustee, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Annex 2). If a person named below is not an accredited investor, indicate “N/A” under Category.

	Name	Category

Person who established trust:

Trustee:

Trustee:

Trustee:

For the purposes this Annex 2, the following definitions are included for convenience:

“Canadian financial institution” means:

(a)         an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; and

(b)         in Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; and

(c)          outside of Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“eligibility adviser” means a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

“executive officer” means, for an issuer, an individual who is:

(a)         a chair, vice-chair or president;

(b)         a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)          performing a policy-making function in respect of the issuer.

“financial assets” means:

(a)         cash;

(b)         securities; or

(c)          a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

Annex 2-7

“founder” means, in respect of an issuer, a person who:

(a)         acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

(b)         at the time of the distribution or trade is actively involved in the business of the issuer.

“investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund.

“jurisdiction of Canada” means a province or territory of Canada.

“non-redeemable investment fund” means an issuer:

(a)         whose primary purpose is to invest money provided by its securityholders;

(b)         that does not invest:

(i)    for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(ii)   for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(c)          that is not a mutual fund.

“person” includes:

(a)         an individual;

(b)         a corporation;

(c)          a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)         an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means:

(a)         liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)         liabilities that are secured by financial assets.

“spouse” means an individual who:

(a)         is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)         is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)          in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Subscribers in Hong Kong

The Subscriber (a) represents and warrants that it (i) is a professional investor within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) and its subsidiary legislation, (ii) will hold the Shares on its own behalf, (iii) is acquiring the Shares for investment purposes and not for resale and (iv) will not transfer or resell the Shares for at least six months from the date of issue; and (b) acknowledges the receipt of the marketing materials and has duly considered their contents before subscribing for the Shares.

Annex 2-8

Subscribers in India

The Subscriber represents and warrants that: (a) it is subscribing for the Shares as a result of an unsolicited enquiry made by the Subscriber and not in response to an offer to the public, (b) it has obtained all requisite approvals, authorizations, licenses, or permits from, or made all requisite filings with, the relevant federal, state, municipal, or other governmental commission, board, or agency in connection with the execution and delivery by the Subscriber of this Subscription Agreement, and acknowledges that the Company reserves the right to call on the Subscriber to furnish proof of such approvals obtained or filings made, (c) to the Subscriber’s knowledge, the offer and sale of the Shares to the Subscriber will not cause the Company or any of its affiliates to violate any law, rule or regulation and will not require the Shares or the Company, or any of its affiliates to register in any capacity under any securities law, rule or regulation, (d) in connection with the purchase of the Shares, the Subscriber meets any additional or different suitability standards imposed by the jurisdiction of the Subscriber’s residence and other applicable law and (e) the Subscriber has consulted to the extent deemed appropriate by the Subscriber with the Subscriber’s own advisors as to the business, financial, tax, legal, investment and related matters concerning an investment in the Company and believes that an investment in the Company is suitable and appropriate for the Subscriber.

Subscribers in Israel

The Subscriber represents and warrants that, where applicable, it qualifies as an “institutional investor” as listed in the First Appendix of the Israeli Securities Law 1968, as amended, and hereby consents to being so classified, and acknowledges that it understands the consequences of being so classified.

Subscribers in Japan

(1) The Subscriber acknowledges that no registration pursuant to Article 4, paragraph 1 of the Financial Instruments and Exchange Law of Japan (the “FIEL”) has been made or will be made with respect to the solicitation of the application for the acquisition of the Shares on the grounds that: in the case where solicitation is made to a qualified institutional investor as defined under article 2, paragraph 3, item 1 of the FIEL and article 10 of the Cabinet Office Ordinance regarding Definitions under Article 2 of the FIEL (Tekikaku kikan toushika, a “QII”), such solicitation falls within the definition of a “private placement for QIIs” (Tekikaku kikan toushika muke kanyu) as defined in article 23-13, paragraph 1 of the FIEL; and in the case where solicitation is made to a person who is not a QII in Japan, such solicitation falls within the definition of a “private placement for a small number of investors” (Shouninzu muke kanyu) as defined in Article 23-13, paragraph 4 of the FIEL.

(2) The Subscriber represents, warrants, acknowledges and agrees that either: (i) the Subscriber (x) is a QII, (y) shall maintain its status as a QII while it is a Subscriber and (z) shall be prohibited from transferring its Shares other than to a QII; or (ii) the Subscriber shall be prohibited from transferring its Shares except for the transfer by the Subscriber of its entire Shares to only one person.

(3) The Subscriber acknowledges and agrees that: (i) the Subscriber shall be prohibited from transferring its Shares in any manner that will, after such transfer, result in (x) the number of shareholders of the Shares being 500 or more, or (y) the number of the shareholders of the Shares who are not QIIs being 50 or more; and (ii) transferees of the Japan shareholders of the Shares will be required to agree to comply with the foregoing transfer restriction applicable to the transferor Japan shareholder.

Subscribers in Kuwait

The Subscriber acknowledges and agrees that the sale of the Shares has taken place outside Kuwait and that this Subscription Agreement will be executed and accepted by the Company outside Kuwait.

Annex 2-9

Subscribers in Malaysia

The Subscriber represents and warrants that it is a person falling within schedule 6 to, or section 229(1)(b) of, and schedule 7 to, or section 230(1)(b) of, the Capital Markets and Services Act 2007 of Malaysia.

Subscribers in Mexico

The Subscriber represents and warrants that it is either an institutional investor (inversionista institucional) or a qualified investor (inversionista calificado) within the meaning of the Mexican Securities Market Law (Ley del Mercado de Valores) and other applicable Mexican laws in effect.

Subscribers in New Zealand

The Subscriber hereby certifies that it falls within one or more of the categories of wholesale investors listed below (please place a tick next to each category that applies):

☐                                    the Subscriber is an “investment business” (as defined in clause 37 of Schedule 1 of the Financial Markets Conduct Act 2013 (“FMC Act”));

☐                                    the Subscriber meets one or more of the investment activity criteria specified in clause 38 of Schedule 1 of the FMC Act;

☐                                    the Subscriber is “large” (as defined in clause 39 of Schedule 1 of the FMC Act); and

☐                                    the Subscriber is a government agency (as defined in clause 40 of the FMC Act).

Subscribers in Oman

The Subscriber represents, warrants, acknowledges and agrees that (a) no prospectus has been filed or will be filed with the Omani Capital Markets Authority in connection with the offering of the Shares, (b) it has directly contacted the Company at its own initiative, (c) the Memorandum and any other offering materials relating to the Company, the constituent documents of the Company and this Subscription Agreement have been provided to the Subscriber at its express request, (d) any acts for the consummation of its subscription for the Shares have taken place, are taking place and will continue to take place outside Oman, (e) its subscription for the Shares is made in compliance with applicable laws and regulations and is valid and binding upon it and (f) it is a sophisticated investor (as described in Article 139 (f) of the Executive Regulations), has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in securities.

Subscribers in Panama

The Subscriber represents, warrants and acknowledges that it qualifies as an institutional investor within the meaning of Accord No. 1-2001 of 17 January 2001 on the Offer and Sale of Securities to Institutional Investors and that, therefore, it does not require the protection afforded by Decree-Law No. 1 of 1999.

Subscribers in the People’s Republic of China

The Subscriber represents, warrants and acknowledges that (a) it is allowed to purchase Shares under the applicable laws and regulations of the People’s Republic of China (the “PRC”) and has obtained or will obtain all necessary approvals from the competent PRC government authorities and (b) the payment of all monies for subscription for Shares is made in full compliance with all applicable PRC foreign exchange regulations and other laws and regulations, including anti-money laundering laws and regulations, and such monies are derived from sources which have complied with all filings and registrations, if any, which are required to be made with the

Annex 2-10

relevant PRC governmental or regulatory authorities, including, but not limited to, registration with the State Administration of Foreign Exchange, in accordance with the relevant laws.

Subscribers in the Philippines

The Subscriber confirms and acknowledges that Shares have been offered and sold to the Subscriber in reliance upon the Subscriber’s representation to the Company that the Subscriber is purchasing the Shares for its account for investment, and not with a view to resale.

Subscribers in Singapore

The Subscriber hereby acknowledges and agrees that the Shares are being offered to the Subscriber pursuant to an exemption in Section 305 of the Securities and Futures Act, Chapter 289 of Singapore (as amended from time to time, and including any applicable subsidiary legislation thereto, the “SFA”).  Accordingly, the Subscriber represents, warrants, acknowledges and agrees that it is (i) an investor falling within one of the categories of institutional investors set out in Section 4A(1)(c) of the SFA, or (ii) an accredited investor as defined in Section 4A(1)(a) of the SFA.

In addition, the Subscriber undertakes not to:

(i)                                     circulate or distribute the Memorandum and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Shares; or

(ii)                                  offer or sell, or make the subject of an invitation for subscription or purchase, the Shares, whether directly or indirectly,

to persons in Singapore other than:

(a)                                 to an institutional investor pursuant to Section 304 of the SFA,

(b)                                 to an accredited investor pursuant to Section 305 of the SFA, and in accordance with the conditions specified in Section 305 of the SFA and the conditions specified in Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018, or

(c)                                  to an institutional investor or an accredited investor, otherwise pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

The Subscriber further undertakes that, where the Subscriber subscribes for or purchases the Shares under Section 305 of the SFA as:

(iii)                               a corporation (which is not an accredited investor (as defined in the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor (an “SPV”); or

(iv)                              a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor (a “Trust”), securities (as defined in Section 2(1) of the SFA) of that SPV or the beneficiaries’ rights and interest (howsoever described) in that Trust shall not be transferred within six months after that SPV or that Trust has acquired the Shares pursuant to an offer made under Section 305 of the SFA, except:

Annex 2-11

(a)                                 to an institutional investor or to a relevant person, or to any person arising from an offer referred to in Section 275(1A) (in the case of an SPV) or Section 305A(3)(i)(B) of the SFA (in the case of a Trust);

(b)                                 where no consideration is or will be given for the transfer;

(c)                                  where the transfer is by operation of law;

(d)                                 as specified in Section 305A(5) of the SFA; or

(e)                                  as specified in Regulation 36A of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2005 of Singapore.

Subscribers in South Korea

The Subscriber represents, warrants and acknowledges that (a) it is a “qualified professional investor” within the meaning of the Financial Investment Services and Capital Markets Act (a “Qualified Professional Investor”), (b) it disclosed its status as a Qualified Professional Investor to the Company prior to receiving the Memorandum or any other related offering materials from the Company, (c) it was not solicited by any person in relation to its investment in the Company or subscription for Shares, (d) it requested the Memorandum, this Subscription Agreement and any other offering materials at its own initiative and (e) it understands the English language Memorandum and does not require a full Korean prospectus.

Subscribers in Switzerland

The Subscriber hereby certifies that it falls within one or more of the categories of investor listed below (please place a tick next to each category that applies):

1.	Type of Qualified Investor

2.	(a) Regulated Qualified Investors

☐	a bank authorised and supervised by the Swiss Financial Market Supervisory Authority under the Swiss Federal Act on Banks and Savings Banks of 8 November 1934

☐	a central bank

☐	a securities dealer authorised and supervised by the Swiss Financial Market Supervisory Authority under the Swiss Federal Act on Stock Exchanges and Securities Trading of 24 March 1995

☐

a fund management company or a manager of collective investment schemes authorised and supervised by the Swiss Financial Market Supervisory Authority under the Swiss Federal Act on Collective Investment Schemes of 23 June 2006

☐	an insurance company authorised and supervised by the Swiss Financial Market Supervisory Authority under the Swiss Federal Act on the Supervision of Insurance Companies of 17 December 2004

Annex 2-12

3.	(b) Unregulated Qualified Investors

☐	a public institution (canton, municipality, other state-owned institution) managing its treasury on a professional basis

☐	a pension fund organised under the Swiss Federal Act on Professional Contingency of 25 June 1982 managing its treasury on a professional basis

☐	a commercial or industrial enterprise managing its treasury on a professional basis

☐

a high net worth individual who has provided, directly or through the manager of an investment structure set up for such individual, a proof that he or she meets the conditions set out in article 6 of the Swiss Federal Ordinance on Collective Investment Schemes of 22 November 2006(12)

☐

an investment structure set up for one or more high net worth individuals, who has/have provided, through the manager of the structure, a proof that such high net worth individual(s) meet(s) the conditions set out in article 6 of the Swiss Federal Ordinance on Collective Investment Schemes of 22 November 2006

☐

an investor subscribing in accordance with a written discretionary management agreement made with (i) a regulated financial intermediary (such as a Regulated Qualified Investor, as described above) or (ii) an independent asset manager (a “Recognised IAM”) that is subject to the Federal Act on the Prevention of Money Laundering and the Financing of Terrorism in the Financial Sector of 10 October 1997 (as amended) and to a professional code of conduct recognized as minimum standard by the Swiss Financial Market Supervisory Authority, and such discretionary management agreement complies with the recognised guidelines of a professional organisation

☐

an investor subscribing for the Shares pursuant to a written advisory agreement made with (i) a regulated financial intermediary (such as a Regulated Qualified Investor, as described above) or (ii) a Recognised IAM, and such advisory agreement provides for remunerated financial advice and contemplates a long term advisory relationship

Subscribers in Taiwan (Republic of China)

The Subscriber represents, warrants and acknowledges that (a) it is a qualified investor for the purposes of the Securities Investment Trust and Consulting Act and the Rules Governing Offshore Funds, (b) it has sufficient knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of acquiring, and other considerations relating to, an investment in the Shares and (c) it has read and fully understands the contents of the Memorandum and this Subscription Agreement.

Subscribers in Thailand

The Subscriber represents and warrants that (a) it is an “institutional investor” as defined in the Notification of the Securities and Exchange Commission No. Gor. Nor. 43/2549Securities and Exchange Act 1992 and regulations made thereunder and (b) it is a “qualified institutional investor.”

Subscribers in the United Arab Emirates

The Subscriber represents and warrants that (a) it is an investment fund owned by federal or local government entities in the United Arab Emirates; or (b) it is, upon its own initiative, submitting this application to purchase

(12)                          The conditions are for a net worth of either (i) CHF 5 million in financial assets, or (ii) CHF 500,000 together with proof of sufficient knowledge of the risks inherent in financial investments.  In addition, a written statement by the high net worth individual is required under an opting-in regime.  The verification of High Net Worth Individual status must be separately documented.

Annex 2-13

the Shares, and its offer to purchase the Shares is not based on promotion of such Shares by the foreign fund manager or any of its related parties; (c) it is an international agency or organization capable of running its own investments; (d) it is represented by an investment manager licensed by the Securities & Commodities Authority; or (e) it is a person licensed to practice a commercial activity, and investment activities is one of its purposes.

Subscribers in Uruguay

The Subscriber represents, warrants and acknowledges that (a) the Memorandum constitutes a private offering and, as such, neither the Company nor the Shares have been registered with the Central Bank of Uruguay, (b) it has sufficient knowledge and expertise to understand the nature of an investment in the Company and the risks associated with it, and (c) it fully understands English, and has no need for any document whatsoever to be provided in Spanish or any other language.

Annex 2-14

Annex 3

Annex 3: European Economic Area Subscriber Representations(13)

The Subscriber confirms that it qualifies as a per se professional investor, i.e. an investor which is considered to be a professional client within the meaning of Annex II Section I to Directive 2014/65/EU, as amended.  In addition, the Subscriber represents, warrants, agrees and acknowledges that it is (check where applicable):

☐                                    An entity that is required to be authorized or regulated to operate in the financial markets.  The list below should be understood as including all authorized entities carrying out the characteristic activities of the entities mentioned (i.e., entities authorised by an EU Member State under a Directive, entities authorised or regulated by an EU Member State without reference to a Directive, and entities authorised or regulated by a non-EU Member State) (check where applicable):

☐                                    a credit institution

☐                                    an investment firm

☐                                    another authorised or regulated financial institution

☐                                    an insurance company

☐                                    a collective investment scheme or a management company of such a scheme

☐                                    a pension fund or a management company of such a fund

☐                                    a commodity or commodity derivatives dealer

☐                                    a “Local” within the meaning of Directive 2014/65/EU, as amended

☐                                    another institutional investor

☐                                    A large undertaking meeting two of the following size requirements on a company basis (check where applicable):

☐                                    balance sheet total: EUR 20,000,000

☐                                    net turnover: EUR 40,000,000

☐                                    own funds: EUR 2,000,000

☐                                    A national or regional government, including a public body that manages public debt at national or regional level, a Central Bank, an international and supranational institution such as the World Bank, the IMF, the ECB, the EIB or another similar international organization.

☐                                    Another institutional investor whose main activity is to invest in financial instruments, including an entity dedicated to the securitisation of assets or other financing transactions.

Note: If the Subscriber is none of the above, the Subscriber may, on request, be treated as a professional client within the meaning of Annex II Section II to Directive 2014/65/EU, as amended. For this purpose the Subscriber should inform the Company accordingly and request the Elective Professional Investors Questionnaire which requires a separate assessment and confirmation by the Company.

(13)  Including Subscribers from the United Kingdom.

Annex 3-1

Annex 4

Annex 4: Transfer Restrictions

This Annex 4 is attached to and made a part of the Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

Prior to an Exchange Listing or other liquidity event, no transfer of the Subscriber’s Capital Commitment or all or any portion of the Subscriber’s Shares may be made without (a) registration of the transfer on the Company’s books and (b) the prior written consent of the Company, which may be given or withheld in its sole discretion for any or no reason. In any event, the consent of the Company may be withheld including, without limitation, (i) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (ii) unless, in the opinion of counsel (who may be counsel for the Company) satisfactory in form and substance to the Company:

•                  such transfer would not violate the 1933 Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Shares to be transferred; and

•                  in the case of a transfer to a Plan (as defined in Section 8.11 of the Subscription Agreement) or a “controlling person,” such transfer would not be a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code.

Any person that acquires all or any portion of the Shares of the Subscriber in a transfer permitted under this Annex 4 shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the transfer of all or any fraction of its Shares, as between it and the Company it shall remain liable for its Capital Commitment prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

The Company shall not recognize for any purpose any purported transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (a) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (b) represents that such transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor. As a condition to the effectiveness of any transfer, the transferor or transferee shall pay all reasonable expenses, including out-of-pocket attorneys’ fees, incurred in connection with the assignment which may be effected as an offset to amounts otherwise distributable.

Annex 4-1

Annex 5

Annex 5:  U.S. Customer Privacy Notice

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                 Social Security number and income

•                 investment experience and risk tolerance

•                  checking account number and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Annex 5-1

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds (“MSIM”)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?

We collect your personal information, for example, when you

•                  open an account or make deposits or withdrawals from your account

•                  buy securities from us or make a wire transfer

•                  give us your contact information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                  affiliates from using your information to market to you

•                  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MSIM does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MSIM doesn’t jointly market

Annex 5-2

Other important information

Vermont:  Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

April 2019

Annex 5-3